UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22540

AGF Investments Trust

(Exact name of registrant as specified in charter)

53 State Street

Suite 1308

Boston, MA 02109

(Address of principal executive offices) (Zip code)

William H. DeRoche, President

53 State Street, Suite 1308

Boston, MA 02109

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (617) 292-9801

Date of fiscal year end: June 30

Date of reporting period: June 30, 2022

Item 1. Reports to Stockholders.

(a)            The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Annual Report
June 30, 2022

Before investing you should carefully consider a Fund’s investment objectives, risks, charges and expenses. This and other information is in the prospectus, which can be obtained by visiting www.agf.com. Please read the prospectus carefully before you invest.
Risks:   There is no guarantee that a Fund will achieve its objective. Investing involves risk, including possible loss of principal. The value of an investment in a Fund may fall, sometimes sharply, and you could lose money by investing in a Fund. A Fund may utilize derivatives and, as a result, the Fund could lose more than the amount it invests. For further risk information on each Fund, please read the prospectus.
AGFiQ U.S. Market Netural Anti-Beta Fund (BTAL) specific risks: There is a risk that during a “bull” market, when most equity securities and long only Exchange Traded Funds (“ETFs”) are increasing in value, a Fund’s short positions will likely cause a Fund to underperform the overall U.S. equity market and such ETFs. These securities may be more volatile than a broad cross-section of securities, and momentum may be an indicator that a security’s price is peaking. When utilizing short selling, the amount a Fund could lose on a short sale is potentially unlimited because there is no limit on the price a shorted security might attain.
AGFiQ Global Infrastructure ETF (GLIF) specific risks: The Fund’s investments in infrastructure-related securities will expose the Fund to potential adverse economic, regulatory, political, legal and other changes affecting such investments. Rising interest rates could lead to higher financing costs and reduced earnings for infrastructure companies. Investments in foreign securities involve risks that differ from investments in securities of U.S. issuers because of unique political, economic and market conditions. Investments in securities of issuers located in emerging market economies (including frontier market economies) are generally riskier than investments in securities of issuers from more developed economies. Investing in securities that trade in and receive revenues in foreign currencies creates risk because foreign currencies may decline relative to the U.S. dollar, resulting in a potential loss to the Fund.
Shares of AGFiQ ETFs are bought and sold at market price (not net assets value (“NAV”), as defined below) and are not individually redeemed from a Fund. Brokerage commissions will reduce returns. Market Price (as defined below) returns are based upon the midpoint of the bid/ask spread at 4:00 PM Eastern time (when NAV is normally determined), and do not represent the returns you would receive if you traded shares at other times. Fund returns assume that dividends and capital gains distributions have been reinvested in a Fund at NAV. Some performance results reflect expense subsidies and waivers in effect during certain periods shown. Absent these waivers, results would have been less favorable.
Beta is a measure of an asset’s sensitivity to an underlying index. Long is purchasing a stock with the expectation that it is going to rise in value. Short is selling stock with the expectation of profiting by buying it back later at a lower price. Spread Return is the return earned between the long and short portfolios within each ETF. One cannot invest directly in an index.
Shares are not individually redeemable and can be redeemed only in Creation Units, and the purchase and sale price of individual Shares trading on an Exchange may be below, at, or above the most recently calculated NAV for such Shares.
Distributor:   Foreside Fund Services, LLC

i	Shareholder Letter
iii	Management Discussion of Fund Performance
Schedule of Investments
1	AGFiQ U.S. Market Neutral Anti-Beta Fund
8	AGFiQ Global Infrastructure ETF
10	Statements of Assets and Liabilities
11	Statements of Operations
12	Statements of Changes in Net Assets
13	Financial Highlights
15	Notes to Financial Statements
29	Report of Independent Registered Public Accounting Firm
30	Expense Examples
31	Board Consideration of the Investment Advisory Agreement
33	Additional Information
34	Trustees and Officers of AGF Investments Trust
AGFIQ U.S. Market Neutral Anti-Beta Fund invests in certain securities long and certain securities short, and the performance of the Fund depends on the difference in the rates of return (i.e., the spread return) between the long positions and the short positions. If the long positions appreciate more or decline less than the short positions, then the Fund will generate a positive return. If the long positions appreciate less or decline more than the short positions, however, the Fund will generate a negative return.
The “U.S. Market Neutral IndicesSM” are a product of Dow Jones Indexes, the marketing name and a licensed trademark of CME Group Index Services LLC (“CME”), and have been licensed for use. “Dow Jones®”, “U.S. Market Neutral IndicesSM” and “Dow Jones Indexes” are service marks of Dow Jones Trademark Holdings, LLC (“Dow Jones”) and have been licensed for use for certain purposes by AGF Investments LLC (“Licensee”). The Funds based on the U.S. Market Neutral IndicesSM are not sponsored, endorsed, sold or promoted by Dow Jones, CME or their respective affiliates. Dow Jones, CME and their respective affiliates make no representation or warranty, express or implied, to the owners of the Funds or any member of the public regarding the advisability of trading in the Funds. Dow Jones’, CME’s and their respective affiliates’ only relationship to the Licensee is the licensing of certain trademarks and trade names of Dow Jones and of the “U.S. Market Neutral IndicesSM” which is determined, composed and calculated by CME without regard to the Licensee or the Funds. Dow Jones and CME have no obligation to take the needs of the Licensee or the owners of the Funds into consideration in determining, composing or calculating “U.S. Market Neutral IndicesSM”. Dow Jones, CME and their respective affiliates are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Funds to be sold or in the determination or calculation of the equation by which the Funds are to be converted into cash. Dow Jones, CME and their respective affiliates have no obligation or liability in connection with the administration, marketing or trading of the Funds. Notwithstanding the foregoing, CME Group Inc. and its affiliates may independently issue and/or sponsor financial products unrelated to the Funds currently being issued by the Licensee, but which may be similar to and competitive with the Funds. In addition, CME Group Inc. and its affiliates may trade financial products which are linked to the performance of the “U.S. Market Neutral IndicesSM”. It is possible that this trading activity will affect the value of the “U.S. Market Neutral IndicesSM” and the Funds.
DOW JONES, CME AND THEIR RESPECTIVE AFFILIATES DO NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE U.S. MARKET NEUTRAL INDICESSM OR ANY DATA INCLUDED THEREIN AND DOW JONES, CME AND THEIR RESPECTIVE AFFILIATES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. DOW JONES, CME AND THEIR RESPECTIVE AFFILIATES MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE LICENSEE, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE U.S. MARKET NEUTRAL INDICESSM OR ANY DATA INCLUDED THEREIN. DOW JONES, CME AND THEIR RESPECTIVE AFFILIATES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY, NON-INFRINGEMENT OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE U.S. MARKET NEUTRAL INDICESSM OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL DOW JONES, CME OR THEIR RESPECTIVE AFFILIATES HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES OR LOSSES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN CME AND THE LICENSEE, OTHER THAN THE LICENSORS OF CME.

Dear Shareholder,
This Annual Report for the AGFiQ ETFs covers the period from July 1, 2021, through June 30, 2022 (the “Annual Period”). During the Annual Period, each Fund’s NAV1 return was as follows:
AGFiQ U.S. Market Neutral Anti-Beta Fund (“BTAL”)	28.66%
AGFiQ Global Infrastructure ETF (“GLIF”)	1.35%
The Annual Period included the tenth full calendar year of operations for the AGFiQ suite of ETFs. During the Annual Period, the AGFiQ family of ETFs product offering consisted of a single dollar neutral factor-based ETF, a long/short ETF, and an infrastructure ETF. The single dollar neutral factor-based ETF, DIVA, liquidated near the end of the Annual Period and is not included in this report.
During the Annual Period, the U.S. equity markets ended lower than the previous period, with the Standard & Poor’s (S&P) 500® Index2 finishing the Annual Period with a total return of -10.62%. The S&P 500® Index2 was up in the third and fourth quarters of 2021 a total of 11.67% but was down in the first and second quarters of 2022 a total of -19.96%.
The second half of 2021 was a continuation of accommodative monetary and fiscal policy, as the focus for central bankers continued to be on generating strong economic growth post pandemic. In the third quarter of 2021 inflation continued to be a secondary concern. By early November 2021 this had changed and the consensus primary risk to the economy was now inflation. The first half of 2022 led to rate hikes as the US Federal Reserve focused on subduing inflation. Higher rates led to a significant contraction of market multiples in the equity market. For the first time in over a decade both equity and fixed income markets experienced a prolonged period of negative performance. Balanced portfolios suffered significant underperformance in the first half of 2022 as investors adjusted to the new market regime.
The expectation for the second half of 2022 is for interest rates to continue to rise as inflation remains above acceptable levels. With rates expected to be higher the concern is that fixed income will continue to face headwinds. Additionally, higher rates increase the risk that the economy will slow too much and lead to a recession thus creating headwinds for equities too. These headwinds are offset by the significant repricing lower of both fixed income and equities in the first half of 2022. Consequently, the expectation is for a continuation in the elevated level of volatility3 that financial markets have been experiencing. In this environment Investors must consider the significant risks to both the upside and the downside presented by this elevated level of economic uncertainty.
The AGFiQ U.S. Market Neutral Anti-Beta Fund (BTAL) finished the Annual Period up 28.66%. BTAL is designed to be negatively correlated to the broad equity market. Unsurprisingly the fund significantly outperformed during the Annual Period as equity markets significantly underperformed in the first half of 2022. The fund not only performed well during down equity markets, but also when interest rates were rising. The short high beta basket consistently had exposure to equity securities more negatively impacted by higher rates during the Annual Period. BTAL is designed to be an effective equity hedging tool that should help reduce overall portfolio volatility. With the elevated risks of higher rates and recession an allocation to the Fund could hedge equity exposure, reduce interest rate risk, and reduce overall portfolio volatility.
The AGFiQ Global Infrastructure Fund (GLIF) finished the Annual Period up 1.35%. The performance was better than the broad US equity market. The Fund seeks to provide exposure to a diversified portfolio of global infrastructure equities. The international exposure in the fund provided diversification benefits. The infrastructure securities in the portfolio provided greater exposure to tangible versus intangible assets resulting in reduced portfolio volatility. Consequently, an allocation to the fund during the Annual Period provided a means to reduce overall equity portfolio volatility without allocating away from equities.

i

As always, we thank you for your continued support.
Sincerely,
The AGFiQ Team
Short-term performance is not a good indication of the fund’s future performance, and an investment should not be made based solely on returns. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.
The views expressed in this letter were those of AGF Investments, LLC as of June 30, 2022, and may not necessarily reflect the view on the date this letter is first published or anytime thereafter. These views are intended to help shareholders in understanding the Funds’ present investment methodology and do not constitute investment advice.

AGFiQ U.S. Market Neutral Anti-Beta Fund (BTAL) (Unaudited):
The AGFiQ U.S. Market Neutral Anti-Beta Fund normally seeks to provide a consistent negative beta exposure to the U.S. equity market. In seeking to achieve its investment objective, the Fund will invest primarily in long positions in low beta U.S. equities and short positions in high beta U.S. equities on a dollar neutral basis, within sectors. The Fund will construct a dollar neutral portfolio of long and short positions of U.S. equities by investing primarily in the constituent securities of the Dow Jones U.S. Thematic Market Neutral Low Beta Index (the “Index”) in approximately the same weight as they appear in the Index, subject to certain rules-based adjustments. The performance of the Fund will depend on the differences in the rates of return of these long positions and short positions. Effective February 14, 2022, the Fund changed from a passive, index tracking strategy to the foregoing rules-based, active strategy. Accordingly, the Fund’s returns prior to February 14, 2022 may not be indicative of the performance of the Fund as it is currently managed.
During the Annual Period from July 1, 2021, through June 30, 2022, the Fund’s market price return was 28.93% and its NAV return was 28.66%1. The Index returned 29.55% during the same period. The underperformance of the fund relative to the Index was due to fees and expenses. The Fund’s market price at the close on June 30, 2022, was $21.79.
The Fund is sector neutral, dollar neutral and equal weighted, and the primary driver of performance is the isolated factor, in this case beta.
The Fund had annualized volatility3 of 17.20% for the Annual Period.
	Fund Sector Weights (Based on Net Assets)
As of 06/30/2022	% Long Weight	% Short Weight
Communication Services	3.45%	-3.30%
Consumer Discretionary	10.62%	-9.36%
Consumer Staples	4.13%	-3.70%
Energy	2.34%	-2.27%
Financials	12.75%	-11.07%
Health Care	11.21%	-11.33%
Industrials	13.01%	-11.84%
Information Technology	14.18%	-14.04%
Materials	4.48%	-3.77%
Real Estate	6.44%	-5.70%
Utilities	4.34%	-4.07%
Characteristics of the Long and Short Portfolios
Characteristics (as of 6/30/2022)	Long Index	Short Index
Number of Companies	199	199
Book Yield (B/P)	39.61%	39.10%
Earnings Yield (E/P)	6.04%	2.90%
Beta	0.768	1.302
Average Market Cap (millions)	$38,616	$26,179
Median Market Cap (millions)	$11,960	$8,736

Frequency of Distributions of Premiums and Discounts — Information concerning the number of days that the Fund trades at a premium or discount for the most recently completed five fiscal years can be found on the Funds’ website, www.agf.com/us.
Growth of a $10,000 Investment Since Inception at Net Asset Value*
BTAL — AGFiQ U.S. Market Neutral Anti-Beta Fund
S&P Dow Jones U.S. Thematic Market Neutral Low Beta Index
Russell 1000 — Russell 1000 Index4
*
The line graph represents historical performance of a hypothetical investment of $10,000 from June 30, 2012 to June 30, 2022, assuming the reinvestment of distributions.

Average Annual Total Return as of June 30, 2022
	1 Year	5 Year	10 Year
BTAL NAV Return	28.66%	1.93%	-0.77%
BTAL Market Price Return	28.93%	1.99%	-0.75%
DJUS Anti-Beta Index	29.55%	2.30%	0.54%
Russell 1000 Index	-13.04%	11.00%	12.82%
The Fund’s Average Annual Total Returns are based on net assets values calculated for shareholder transactions which are not reflective of adjustments required pursuant to GAAP. Accordingly, differences may exist between this data and similar information reported in the financial statements. Effective February 14, 2022, the Fund changed from a passive, index tracking strategy to the foregoing rules-based, active strategy. Accordingly, the Fund’s returns prior to February 14, 2022 may not be indicative of the performance of the Fund as it is currently managed.
Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Returns less than one year are not annualized. As stated in the current prospectus, the Adviser has contractually undertaken until November 1, 2024 to waive fees and/or reimburse expenses of the Fund (the “Expense Cap”) so that the total annual operating expenses (excluding interest, taxes, brokerage commissions and other expenses that are capitalized in accordance with generally accepted accounting principles, dividend, interest and brokerage expenses for short positions, acquired fund fees and expenses, and extraordinary expenses) of the Fund are limited to 0.45% of the Fund’s average net assets. As stated in the current prospectus, the current gross and net expense ratios are 3.01% and 2.53% respectively. Refer to the financial highlights herein for the most recent expense ratios. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month-end performance please visit www.agf.com/us Index returns reflect the reinvestment of dividends but do not reflect any management fees, transaction costs, or other expenses that would be incurred by the Fund or brokerage commissions on transactions in Fund shares. Such fees and expenses reduce Fund returns. One cannot invest directly in an index.

AGFiQ Global Infrastructure ETF (GLIF) (Unaudited):
The AGFiQ Global Infrastructure ETF seeks to provide exposure to a diversified portfolio of global infrastructure equities. The Fund will utilize a proprietary, multi-factor investment process to seek long-term capital appreciation by investing primarily in global equity securities in the infrastructure industry. The Fund seeks to provide potential diversification and risk reduction benefits as listed infrastructure has historically exhibited lower correlations with traditional asset classes and lower volatility than global equities. Listed infrastructure securities typically offer higher dividend yields than equities or bonds and can be used as a hedge against inflation or to mitigate rising interest rates. The Fund employs a systematic, factor-driven investment strategy that uses a proprietary sector model and an expanded universe of global infrastructure equities to broaden the opportunity set and seek attractive risk-adjusted returns.
During the Annual Period from July 1, 2021, through June 30, 2022, the Fund’s market price return was 1.31% and its NAV return was 1.35%1. The Dow Jones Brookfield Global Infrastructure TR Index, the Fund’s benchmark Index, returned 2.07% during the same period. The Fund’s market price on June 30, 2022, was $26.47.
The Fund had annualized volatility3 of 14.07% for the Annual Period.
Fund Sector Weights (Based on Net Assets)
As of 06/30/2022	Percentage %
Utilities	38.75%
Real Estate	18.34%
Energy	22.22%
Industrials	12.02%
Communication Services	5.69%
Information Technology	1.21%
Consumer Discretionary	0.64%
Materials	0.21%
Exchange Traded Funds	0.21%
Top 10 Country Allocations (Based on Net Assets)
As of 06/30/2022	Percentage %
United States	52.28%
Canada	17.83%
China	6.29%
Australia	4.54%
United Kingdom	3.95%
France	3.68%
Italy	3.18%
Spain	3.06%
Germany	1.44%
Luxembourg	0.73%

Characteristics of the Benchmark Index and Fund
Characteristics (as of 6/30/2022)	Index	Fund (Based on Net Assets)
Number of Companies	102	86
Book Yield (B/P)	41.94%	45.78%
Earnings Yield (E/P)	4.04%	5.14%
Beta	0.790	0.807
Average Market Cap (millions)	$41,279	$92,406
Median Market Cap (millions)	$6,557	$11,599

v

Frequency of Distributions of Premiums and Discounts — Information concerning the number of days that the Fund trades at a premium or discount for the most recently completed five fiscal years can be found on the Funds’ website, www.agf.com/us.
Growth of a $10,000 Investment Since Inception at Net Asset Value*
GLIF — AGFiQ Global Infrastructure ETF
Dow Jones Brookfield Global Infrastructure TR Index5
*
The line graph represents historical performance of a hypothetical investment of $10,000 from May 23, 2019 (Commencement of Operations) to June 30, 2022, assuming the reinvestment of distributions.

Average Annual Total Return as of June 30, 2022
	1 Year	3 Year	Since Inception
GLIF NAV Return	1.35%	3.70%	4.56%
GLIF Market Price Return	1.31%	3.71%	4.57%
Dow Jones Brookfield Global Infrastructure TR Index	2.07%	4.45%	5.38%
The Fund’s Average Annual Total Returns are based on net assets values calculated for shareholder transactions which are not reflective of adjustments required pursuant to GAAP. Accordingly, differences may exist between this data and similar information reported in the financial statements.
Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Returns less than one year are not annualized. As stated in the current prospectus, the Adviser has contractually undertaken until November 1, 2024 to waive fees and/or reimburse expenses of the Fund (the “Expense Cap”) so that the total annual operating expenses (excluding interest, taxes, brokerage commissions and other expenses that are capitalized in accordance with generally accepted accounting principles, dividend, interest and brokerage expenses for short positions, acquired fund fees and expenses, and extraordinary expenses) of the Fund are limited to 0.45% of the Fund’s average net assets. As stated in the current prospectus, the current gross and net expense ratios are 9.01% and 0.45% respectively. Refer to the financial highlights herein for the most recent expense ratios. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month-end performance please visit www.agf.com/us. Index returns reflect the reinvestment of dividends but do not reflect any management fees, transaction costs, or other expenses that would be incurred by the Fund or brokerage commissions on transactions in Fund shares. Such fees and expenses reduce Fund returns. One cannot invest directly in an index.

Footnotes to Shareholder Letter and Management Discussion of Fund Performance:
1
A Fund’s per share net asset value (“NAV”) is the value of one share of the Fund. NAV is calculated by taking the Fund’s total assets (including the market value of securities owned), subtracting liabilities, and dividing by the number of shares outstanding. The NAV Return is based on the NAV of the Fund, and the Market Price Return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using either the last traded price at the close or a time weighted mid-point between the highest bid and the lowest offer over the last five minutes of trading on the primary stock exchange on which the shares of the Fund are listed for trading. NAV is used as a proxy for purposes of calculating Market Price Return on inception date. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

2
S&P 500 Index — The Standard & Poor’s 500 Stock Index consists of 500 large-cap common stocks actively traded on the NYSE and NASDAQ.

3
Volatility — A statistical measure of the dispersion of returns for a given security or market index. For this calculation, the standard deviation of daily returns is annualized by multiplying the result by the square root of the number of trading days in the Annual Period, in this instance 252 days.

4
Russell 1000 Index — The Russell 1000 Index measures the performance of approximately 1,000 of the largest companies in the U.S. equity universe. The Russell 1000 is a subset of the Russell 3000 Index comprising over 90% of the total market capitalization of all listed U.S. stocks.

5
Dow Jones Brookfield Global Infrastructure TR Index — Dow Jones Brookfield Global Infrastructure TR Index is a global index of companies with >70% of cash flows derived from infrastructure lines of business. Components must pass screens for country domicile, minimum float market cap and trading volume. The index is a float market cap weighted. It is calculated in USD with dividends reinvested.

AGF Investments Trust
AGFiQ U.S. Market Neutral Anti-Beta Fund
Schedule of Investments
June 30, 2022
Investments	Shares	Value ($)
LONG POSITIONS – 77.6%
COMMON STOCKS – 77.6%
Aerospace & Defense – 2.9%
BWX Technologies, Inc.(a)	14,529	$800,403
General Dynamics Corp.	3,340	738,975
Huntington Ingalls Industries, Inc.	3,507	763,895
L3Harris Technologies, Inc.	3,173	766,914
Lockheed Martin Corp.	1,670	718,033
Mercury Systems, Inc.*	12,859	827,219
Northrop Grumman Corp.	1,503	719,291
		5,334,730
Air Freight & Logistics – 0.4%
CH Robinson Worldwide, Inc.(a)	6,847	694,080
Airlines – 0.3%
Southwest Airlines Co.*	17,368	627,332
Automobiles – 0.4%
Thor Industries, Inc.	9,853	736,315
Banks – 3.1%
First Horizon Corp.	31,897	697,268
Glacier Bancorp, Inc.	15,698	744,399
Home BancShares, Inc.	33,734	700,655
Prosperity Bancshares, Inc.	10,354	706,868
Umpqua Holdings Corp.	43,253	725,353
United Bankshares, Inc.	20,040	702,803
Valley National Bancorp	60,120	625,849
Wintrust Financial Corp.	8,684	696,023
		5,599,218
Biotechnology – 3.8%
Alkermes plc*(a)	25,384	756,189
Amgen, Inc.(a)	2,839	690,729
Biohaven Pharmaceutical Holding Co. Ltd.*(a)	5,177	754,341
Exelixis, Inc.*	41,249	858,804
Gilead Sciences, Inc.	11,356	701,914
Incyte Corp.*	9,519	723,159
Neurocrine Biosciences, Inc.*	8,350	813,958
Vertex Pharmaceuticals, Inc.*	2,672	752,943
Vir Biotechnology, Inc.*	31,062	791,149
		6,843,186
Building Products – 0.4%
Masco Corp.	13,193	667,566
Capital Markets – 1.2%
Cboe Global Markets, Inc.(a)	6,847	775,012
FactSet Research Systems, Inc.	2,004	770,678
Virtu Financial, Inc., Class A	28,390	664,610
		2,210,300
Chemicals – 1.0%
Huntsman Corp.	20,708	587,072
LyondellBasell Industries NV, Class A	6,680	584,233
NewMarket Corp.	2,171	653,384
		1,824,689
Investments	Shares	Value ($)
Commercial Services & Supplies – 2.0%
Clean Harbors, Inc.*(a)	8,350	$732,045
Republic Services, Inc.	5,511	721,225
Rollins, Inc.	20,708	723,123
Stericycle, Inc.*	15,197	666,388
Waste Management, Inc.	4,676	715,334
		3,558,115
Communications Equipment – 0.4%
Cisco Systems, Inc.	16,700	712,088
Construction & Engineering – 0.4%
MDU Resources Group, Inc.	27,221	734,695
Consumer Finance – 0.4%
FirstCash Holdings, Inc.	10,354	719,706
Containers & Packaging – 2.3%
Amcor plc(a)	56,613	703,700
Crown Holdings, Inc.(a)	7,181	661,873
International Paper Co.	15,364	642,676
Packaging Corp. of America	4,843	665,913
Silgan Holdings, Inc.	17,201	711,261
Sonoco Products Co.	12,859	733,477
		4,118,900
Diversified Consumer Services – 2.0%
Bright Horizons Family Solutions, Inc.*(a)	8,517	719,857
Chegg, Inc.*(a)	40,414	758,975
Grand Canyon Education, Inc.*	8,183	770,757
H&R Block, Inc.	21,376	755,000
Terminix Global Holdings, Inc.*	17,368	706,009
		3,710,598
Diversified Financial Services – 0.3%
Apollo Global Management, Inc.	—(b)	17
Berkshire Hathaway, Inc., Class B*(a)	2,338	638,321
		638,338
Diversified Telecommunication Services – 0.8%
AT&T, Inc.	34,402	721,066
Verizon Communications, Inc.	14,362	728,871
		1,449,937
Electric Utilities – 1.9%
American Electric Power Co., Inc.(a)	7,181	688,945
Constellation Energy Corp.	1	38
Duke Energy Corp.	6,513	698,259
Exelon Corp.	15,030	681,160
PNM Resources, Inc.	15,531	742,071
Xcel Energy, Inc.	9,686	685,381
		3,495,854
Electronic Equipment, Instruments & Components – 0.8%
Avnet, Inc.(a)	15,865	680,291
Coherent, Inc.*	2,839	755,799
		1,436,090
Energy Equipment & Services – 0.7%
Baker Hughes Co.(a)	20,541	593,019
NOV, Inc.	38,243	646,689
		1,239,708

See accompanying notes to the financial statements.

AGF Investments Trust
AGFiQ U.S. Market Neutral Anti-Beta Fund
Schedule of Investments
June 30, 2022
Investments	Shares	Value ($)
Entertainment – 1.2%
Activision Blizzard, Inc.(a)	9,519	$741,149
Electronic Arts, Inc.	5,344	650,098
Take-Two Interactive Software, Inc.*	6,013	736,747
		2,127,994
Equity Real Estate Investment Trusts (REITs) – 5.7%
American Campus Communities, Inc.(a)	11,356	732,121
Corporate Office Properties Trust	26,887	704,171
Crown Castle International Corp.(a)	3,841	646,748
Digital Realty Trust, Inc.	5,344	693,811
Equity Commonwealth*	26,887	740,199
Healthcare Trust of America, Inc., Class A	24,716	689,824
Healthpeak Properties, Inc.	24,883	644,719
Omega Healthcare Investors, Inc.	24,716	696,744
Physicians Realty Trust	39,412	687,739
PS Business Parks, Inc.	3,841	718,843
Public Storage	2,338	731,022
Rayonier, Inc.	18,203	680,428
SL Green Realty Corp.	—(b)	12
Ventas, Inc.	12,692	652,750
Welltower, Inc.	8,183	673,870
WP Carey, Inc.	8,851	733,394
		10,426,395
Food Products – 2.9%
Campbell Soup Co.	15,364	738,240
Conagra Brands, Inc.(a)	22,378	766,223
General Mills, Inc.	10,521	793,809
Hormel Foods Corp.	15,030	711,821
J M Smucker Co. (The)	5,845	748,219
Kellogg Co.	10,521	750,568
Kraft Heinz Co. (The)	18,370	700,632
		5,209,512
Gas Utilities – 0.4%
Spire, Inc.	9,352	695,508
Health Care Equipment & Supplies – 1.1%
Baxter International, Inc.(a)	9,686	622,132
Becton Dickinson and Co.(a)	2,839	699,899
QuidelOrtho Corp.*	7,348	714,078
		2,036,109
Health Care Providers & Services – 1.6%
HealthEquity, Inc.*	12,191	748,406
Laboratory Corp. of America Holdings	3,006	704,486
Premier, Inc., Class A	19,372	691,193
Quest Diagnostics, Inc.	5,177	688,437
		2,832,522
Hotels, Restaurants & Leisure – 1.4%
Hilton Worldwide Holdings, Inc.	5,511	614,146
Marriott International, Inc., Class A	4,676	635,983
McDonald’s Corp.	3,006	742,121
Wyndham Hotels & Resorts, Inc.	9,686	636,564
		2,628,814
Household Durables – 1.1%
Helen of Troy Ltd.*	4,175	678,062
Leggett & Platt, Inc.	19,539	675,658
Investments	Shares	Value ($)
Newell Brands, Inc.	36,072	$686,811
		2,040,531
Household Products – 0.8%
Clorox Co. (The)	5,177	729,853
Kimberly-Clark Corp.	5,511	744,812
		1,474,665
Insurance – 4.4%
Allstate Corp. (The)(a)	5,678	719,573
Axis Capital Holdings Ltd.(a)	12,859	734,120
Everest Re Group Ltd.	2,672	748,908
Hanover Insurance Group, Inc. (The)	5,010	732,713
Hartford Financial Services Group, Inc. (The)	10,521	688,389
Mercury General Corp.	15,030	665,829
Progressive Corp. (The)	6,346	737,849
RenaissanceRe Holdings Ltd.	4,843	757,300
Travelers Cos., Inc. (The)	4,175	706,118
W R Berkley Corp.	10,688	729,563
White Mountains Insurance Group Ltd.	668	832,415
		8,052,777
IT Services – 6.2%
Akamai Technologies, Inc.*(a)	7,348	671,093
Amdocs Ltd.	8,517	709,551
Automatic Data Processing, Inc.(a)	3,507	736,610
Broadridge Financial Solutions, Inc.(a)	5,177	737,981
Cognizant Technology Solutions Corp., Class A	10,187	687,521
Concentrix Corp.	5,010	679,556
Fidelity National Information Services, Inc.	7,181	658,282
Fiserv, Inc.*	7,515	668,610
FleetCor Technologies, Inc.*	3,173	666,679
Global Payments, Inc.	5,845	646,691
International Business Machines Corp.	5,511	778,098
Jack Henry & Associates, Inc.	4,008	721,520
Mastercard, Inc., Class A	2,171	684,907
Maximus, Inc.	11,523	720,303
Western Union Co. (The)	41,917	690,373
WEX, Inc.*	4,676	727,399
		11,185,174
Leisure Products – 0.8%
Hasbro, Inc.	8,851	724,720
Mattel, Inc.*	32,398	723,447
		1,448,167
Machinery – 1.9%
Allison Transmission Holdings, Inc.(a)	19,038	732,011
Caterpillar, Inc.(a)	3,507	626,911
Chart Industries, Inc.*	4,175	698,812
Cummins, Inc.	3,674	711,029
Flowserve Corp.	24,215	693,276
		3,462,039
Media – 1.1%
Comcast Corp., Class A	16,867	661,861
Omnicom Group, Inc.	10,187	647,995
TEGNA, Inc.	34,068	714,406
		2,024,262

See accompanying notes to the financial statements.

AGF Investments Trust
AGFiQ U.S. Market Neutral Anti-Beta Fund
Schedule of Investments
June 30, 2022
Investments	Shares	Value ($)
Metals & Mining – 0.7%
Newmont Corp.	10,521	$627,788
Royal Gold, Inc.	6,346	677,626
		1,305,414
Mortgage Real Estate Investment Trusts (REITs) – 1.1%
AGNC Investment Corp.(a)	61,790	684,015
Annaly Capital Management, Inc.	115,063	680,023
Blackstone Mortgage Trust, Inc., Class A(a)	24,048	665,408
		2,029,446
Multiline Retail – 1.4%
Dollar General Corp.	3,841	942,735
Dollar Tree, Inc.*	5,511	858,889
Target Corp.	4,676	660,392
		2,462,016
Multi-Utilities – 1.6%
Avista Corp.(a)	16,700	726,617
DTE Energy Co.	5,511	698,519
NorthWestern Corp.	11,857	698,733
WEC Energy Group, Inc.	7,014	705,889
		2,829,758
Oil, Gas & Consumable Fuels – 1.4%
Chevron Corp.	4,175	604,457
Exxon Mobil Corp.	7,682	657,886
HF Sinclair Corp.	14,863	671,213
Williams Cos., Inc. (The)	20,040	625,448
		2,559,004
Pharmaceuticals – 3.5%
Bristol-Myers Squibb Co.(a)	9,519	732,963
Elanco Animal Health, Inc.*	31,396	616,304
Jazz Pharmaceuticals plc*	5,010	781,610
Johnson & Johnson	4,008	711,460
Merck & Co., Inc.	7,849	715,593
Organon & Co.	19,205	648,169
Perrigo Co. plc	18,704	758,821
Pfizer, Inc.	13,694	717,977
Royalty Pharma plc, Class A	18,203	765,254
		6,448,151
Professional Services – 2.5%
Booz Allen Hamilton Holding Corp.(a)	8,684	784,686
CACI International, Inc., Class A*(a)	2,672	752,916
Dun & Bradstreet Holdings, Inc.*	43,921	660,133
FTI Consulting, Inc.*	4,509	815,453
Leidos Holdings, Inc.	7,181	723,199
Science Applications International Corp.	8,684	808,480
		4,544,867
Road & Rail – 0.8%
Canadian Pacific Railway Ltd.	—(b)	4
Norfolk Southern Corp.	3,173	721,191
Union Pacific Corp.	3,340	712,355
		1,433,550
Semiconductors & Semiconductor Equipment – 0.4%
Intel Corp.	17,368	649,737

Investments	Shares	Value ($)
Software – 3.8%
Black Knight, Inc.*(a)	10,521	$687,968
CDK Global, Inc.(a)	13,527	740,874
Citrix Systems, Inc.	7,348	714,005
Dolby Laboratories, Inc., Class A	9,686	693,130
Fair Isaac Corp.*	1,837	736,453
Mandiant Corp.*	33,400	728,788
NortonLifeLock, Inc.	29,893	656,450
Verint Systems, Inc.*	14,696	622,376
VMware, Inc., Class A	6,012	685,248
Zendesk, Inc.*	8,016	593,745
		6,859,037
Specialty Retail – 1.9%
AutoNation, Inc.*(a)	6,346	709,229
Burlington Stores, Inc.*(a)	4,676	637,012
Murphy USA, Inc.	3,006	700,007
O’Reilly Automotive, Inc.*	1,169	738,527
Penske Automotive Group, Inc.	6,513	681,846
		3,466,621
Technology Hardware, Storage & Peripherals – 1.2%
Dell Technologies, Inc., Class C	16,867	779,424
Hewlett Packard Enterprise Co.	49,265	653,254
HP, Inc.	20,708	678,808
		2,111,486
Textiles, Apparel & Luxury Goods – 0.4%
Carter’s, Inc.	9,853	694,439
Thrifts & Mortgage Finance – 0.8%
New York Community Bancorp, Inc.	75,818	692,218
Radian Group, Inc.	35,404	695,689
		1,387,907
TOTAL COMMON STOCKS (COST $144,049,783)		140,777,347
TOTAL LONG POSITIONS (Cost $144,049,783)		140,777,347
SHORT POSITIONS – (73.6)%
COMMON STOCKS – (73.2)%
Aerospace & Defense – (0.8)%
Axon Enterprise, Inc.*	(7,515)	(700,173)
Boeing Co. (The)*	(5,845)	(799,128)
		(1,499,301)
Airlines – (1.3)%
American Airlines Group, Inc.*	(44,923)	(569,624)
Delta Air Lines, Inc.*	(18,704)	(541,855)
JetBlue Airways Corp.*	(70,641)	(591,265)
United Airlines Holdings, Inc.*	(16,867)	(597,429)
		(2,300,173)
Auto Components – (0.7)%
Fox Factory Holding Corp.*	(9,352)	(753,210)
QuantumScape Corp.*	(62,856)	(539,933)
		(1,293,143)
Automobiles – (0.4)%
Tesla, Inc.*	(1,169)	(787,228)

See accompanying notes to the financial statements.

AGF Investments Trust
AGFiQ U.S. Market Neutral Anti-Beta Fund
Schedule of Investments
June 30, 2022
Investments	Shares	Value ($)
Banks – (1.1)%
First Republic Bank	(4,843)	$(698,361)
Signature Bank	(3,674)	(658,417)
SVB Financial Group*	(1,670)	(659,633)
		(2,016,411)
Biotechnology – (2.9)%
Arrowhead Pharmaceuticals, Inc.*	(21,376)	(752,649)
Blueprint Medicines Corp.*	(12,859)	(649,508)
Intellia Therapeutics, Inc.*	(16,533)	(855,748)
Moderna, Inc.*	(5,511)	(787,246)
Natera, Inc.*	(19,205)	(680,625)
Novavax, Inc.*	(15,698)	(807,348)
Twist Bioscience Corp.*	(20,541)	(718,114)
		(5,251,238)
Building Products – (1.0)%
Advanced Drainage Systems, Inc.	(6,680)	(601,667)
Builders FirstSource, Inc.*	(11,690)	(627,753)
Trex Co., Inc.*	(11,523)	(627,082)
		(1,856,502)
Capital Markets – (6.9)%
Affiliated Managers Group, Inc.	(5,678)	(662,055)
Ameriprise Financial, Inc.	(2,672)	(635,081)
Ares Management Corp.	(10,688)	(607,720)
BlackRock, Inc.	(1,169)	(711,968)
Blackstone, Inc.	(6,513)	(594,181)
Carlyle Group, Inc. (The)	(19,873)	(629,179)
Charles Schwab Corp. (The)	(11,022)	(696,370)
Franklin Resources, Inc.	(27,388)	(638,414)
Goldman Sachs Group, Inc. (The)	(2,338)	(694,433)
Invesco Ltd.	(38,911)	(627,634)
Janus Henderson Group plc	(26,887)	(632,113)
Jefferies Financial Group, Inc.	(23,046)	(636,531)
KKR & Co., Inc.	(14,362)	(664,817)
Morningstar, Inc.	(2,839)	(686,555)
MSCI, Inc.	(1,670)	(688,291)
Northern Trust Corp.	(6,680)	(644,486)
Raymond James Financial, Inc.	(7,849)	(701,779)
State Street Corp.	(10,521)	(648,620)
T. Rowe Price Group, Inc.	(5,845)	(664,050)
		(12,464,277)
Chemicals – (1.3)%
Albemarle Corp.	(3,006)	(628,194)
Chemours Co. (The)	(17,535)	(561,471)
Olin Corp.	(11,523)	(533,284)
Scotts Miracle-Gro Co. (The)	(8,016)	(633,184)
		(2,356,133)
Commercial Services & Supplies – (1.2)%
Cintas Corp.	(2,004)	(748,554)
Copart, Inc.*	(6,513)	(707,703)
Tetra Tech, Inc.	(5,678)	(775,331)
		(2,231,588)
Communications Equipment – (0.4)%
Arista Networks, Inc.*	(7,181)	(673,147)
Consumer Finance – (1.4)%
American Express Co.	(4,509)	(625,038)
Investments	Shares	Value ($)
Credit Acceptance Corp.*	(1,336)	$(632,476)
Discover Financial Services	(6,680)	(631,794)
SLM Corp.	(39,412)	(628,227)
		(2,517,535)
Diversified Financial Services – 0.0%(c)
Apollo Global Management, Inc.	—(b)	(18)
Electric Utilities – (1.4)%
ALLETE, Inc.	(11,690)	(687,138)
Constellation Energy Corp.	(1)	(38)
NextEra Energy, Inc.	(9,686)	(750,277)
NRG Energy, Inc.	(15,364)	(586,444)
PG&E Corp.*	(59,619)	(594,998)
		(2,618,895)
Electrical Equipment – (1.5)%
Generac Holdings, Inc.*	(3,173)	(668,170)
Plug Power, Inc.*	(45,925)	(760,977)
Sunrun, Inc.*	(31,396)	(733,411)
Vertiv Holdings Co.	(70,641)	(580,669)
		(2,743,227)
Entertainment – (0.8)%
Netflix, Inc.*	(3,841)	(671,676)
Roku, Inc.*	(8,517)	(699,586)
		(1,371,262)
Equity Real Estate Investment Trusts (REITs) – (3.9)%
Alexandria Real Estate Equities, Inc.	(4,509)	(653,940)
Brixmor Property Group, Inc.	(30,561)	(617,638)
EastGroup Properties, Inc.	(4,676)	(721,647)
Host Hotels & Resorts, Inc.	(37,408)	(586,557)
Lamar Advertising Co., Class A	(7,682)	(675,786)
National Storage Affiliates Trust	(14,362)	(719,105)
PotlatchDeltic Corp.	(13,360)	(590,378)
Regency Centers Corp.	(10,855)	(643,810)
Rexford Industrial Realty, Inc.	(11,690)	(673,227)
Simon Property Group, Inc.	(6,680)	(634,066)
SL Green Realty Corp.	(11,523)	(531,787)
		(7,047,941)
Food & Staples Retailing – (1.7)%
BJ’s Wholesale Club Holdings, Inc.*	(13,193)	(822,188)
Costco Wholesale Corp.	(1,670)	(800,398)
Performance Food Group Co.*	(17,702)	(813,938)
US Foods Holding Corp.*	(23,380)	(717,298)
		(3,153,822)
Food Products – (0.6)%
Darling Ingredients, Inc.*	(9,185)	(549,263)
Freshpet, Inc.*	(11,523)	(597,928)
		(1,147,191)
Gas Utilities – (0.4)%
UGI Corp.	(17,201)	(664,131)
Health Care Equipment & Supplies – (2.8)%
Align Technology, Inc.*	(2,672)	(632,382)
Dexcom, Inc.*	(10,020)	(746,791)
Intuitive Surgical, Inc.*	(3,173)	(636,853)
Novocure Ltd.*	(9,519)	(661,570)
Penumbra, Inc.*	(5,010)	(623,845)

See accompanying notes to the financial statements.

AGF Investments Trust
AGFiQ U.S. Market Neutral Anti-Beta Fund
Schedule of Investments
June 30, 2022
Investments	Shares	Value ($)
Shockwave Medical, Inc.*	(4,342)	$(830,060)
STAAR Surgical Co.*	(12,191)	(864,708)
		(4,996,209)
Health Care Providers & Services – (1.9)%
1Life Healthcare, Inc.*	(87,341)	(684,753)
Amedisys, Inc.*	(6,346)	(667,092)
Guardant Health, Inc.*	(19,873)	(801,677)
LHC Group, Inc.*	(4,342)	(676,223)
Oak Street Health, Inc.*	(41,750)	(686,370)
		(3,516,115)
Health Care Technology – (0.9)%
Teladoc Health, Inc.*	(22,879)	(759,812)
Veeva Systems, Inc., Class A*	(4,509)	(892,962)
		(1,652,774)
Hotels, Restaurants & Leisure – (1.3)%
Caesars Entertainment, Inc.*	(15,248)	(583,998)
Carnival Corp.*	(59,452)	(514,260)
DraftKings, Inc., Class A*	(51,269)	(598,309)
Norwegian Cruise Line Holdings Ltd.*	(52,772)	(586,825)
		(2,283,392)
Household Durables – (0.4)%
Toll Brothers, Inc.	(15,030)	(670,338)
Independent Power and Renewable Electricity Producers – (0.7)%
AES Corp. (The)	(33,734)	(708,751)
Vistra Corp.	(27,722)	(633,448)
		(1,342,199)
Insurance – (0.7)%
Brighthouse Financial, Inc.*	(15,364)	(630,231)
Lincoln National Corp.	(13,193)	(617,037)
		(1,247,268)
Interactive Media & Services – (2.2)%
Cargurus, Inc.*	(30,227)	(649,578)
Meta Platforms, Inc., Class A*	(4,008)	(646,290)
Pinterest, Inc., Class A*	(38,243)	(694,493)
Snap, Inc., Class A*	(51,102)	(670,969)
Twitter, Inc.*	(19,539)	(730,563)
ZoomInfo Technologies, Inc.*	(19,873)	(660,579)
		(4,052,472)
Internet & Direct Marketing Retail – (1.1)%
DoorDash, Inc., Class A*	(10,521)	(675,133)
Etsy, Inc.*	(10,187)	(745,790)
Wayfair, Inc., Class A*	(14,362)	(625,609)
		(2,046,532)
IT Services – (2.9)%
Affirm Holdings, Inc.*	(31,396)	(567,012)
Block, Inc., Class A*	(18,357)	(1,128,221)
Cloudflare, Inc., Class A*	(13,861)	(606,419)
EPAM Systems, Inc.*	(2,338)	(689,196)
MongoDB, Inc.*	(3,173)	(823,393)
Snowflake, Inc., Class A*	(5,511)	(766,360)
Twilio, Inc., Class A*	(7,515)	(629,832)
		(5,210,433)

Investments	Shares	Value ($)
Leisure Products – (0.4)%
YETI Holdings, Inc.*	(17,368)	$(751,513)
Life Sciences Tools & Services – (1.8)%
10X Genomics, Inc., Class A*	(15,698)	(710,335)
Azenta, Inc.	(10,354)	(746,523)
Bio-Techne Corp.	(2,004)	(694,667)
Illumina, Inc.*	(3,006)	(554,186)
Pacific Biosciences of California, Inc.*	(134,936)	(596,417)
		(3,302,128)
Machinery – (0.4)%
Crane Holdings Co.	(8,016)	(701,881)
Metals & Mining – (1.8)%
Alcoa Corp.	(11,857)	(540,442)
Cleveland-Cliffs, Inc.*	(31,897)	(490,257)
Freeport-McMoRan, Inc.	(19,205)	(561,938)
Nucor Corp.	(5,678)	(592,840)
Steel Dynamics, Inc.	(9,018)	(596,541)
United States Steel Corp.	(29,392)	(526,411)
		(3,308,429)
Multiline Retail – (0.4)%
Kohl’s Corp.	(17,869)	(637,745)
Multi-Utilities – (0.4)%
CenterPoint Energy, Inc.	(22,712)	(671,821)
Oil, Gas & Consumable Fuels – (2.1)%
APA Corp.	(15,865)	(553,688)
Continental Resources, Inc.	(11,356)	(742,115)
Devon Energy Corp.	(10,020)	(552,202)
EQT Corp.	(15,364)	(528,522)
Ovintiv, Inc.	(14,195)	(627,277)
Texas Pacific Land Corp.	(501)	(745,498)
		(3,749,302)
Paper & Forest Products – (0.3)%
Louisiana-Pacific Corp.	(10,855)	(568,911)
Personal Products – (1.0)%
Coty, Inc., Class A*	(115,564)	(925,667)
Estee Lauder Cos., Inc. (The), Class A	(3,173)	(808,068)
		(1,733,735)
Professional Services – (2.3)%
ASGN, Inc.*	(7,682)	(693,300)
Clarivate plc*	(51,770)	(717,532)
Equifax, Inc.	(3,674)	(671,534)
Nielsen Holdings plc	(28,056)	(651,460)
Robert Half International, Inc.	(8,350)	(625,332)
Upwork, Inc.*	(43,420)	(897,926)
		(4,257,084)
Real Estate Management & Development – (1.3)%
Howard Hughes Corp. (The)*	(8,684)	(590,946)
Jones Lang LaSalle, Inc.*	(3,841)	(671,637)
Opendoor Technologies, Inc.*	(112,725)	(530,935)
Redfin Corp.*	(72,645)	(598,595)
		(2,392,113)

See accompanying notes to the financial statements.

AGF Investments Trust
AGFiQ U.S. Market Neutral Anti-Beta Fund
Schedule of Investments
June 30, 2022
Investments	Shares	Value ($)
Road & Rail – (0.8)%
Saia, Inc.*	(3,841)	$(722,108)
Uber Technologies, Inc.*	(32,899)	(673,113)
		(1,395,221)
Semiconductors & Semiconductor Equipment – (4.1)%
Advanced Micro Devices, Inc.*	(1)	(43)
Applied Materials, Inc.	(6,680)	(607,746)
Enphase Energy, Inc.*	(4,342)	(847,732)
KLA Corp.	(2,171)	(692,723)
Lam Research Corp.	(1,503)	(640,503)
Lattice Semiconductor Corp.*	(15,030)	(728,955)
NVIDIA Corp.	(4,175)	(632,888)
ON Semiconductor Corp.*	(12,859)	(646,936)
Silicon Laboratories, Inc.*	(5,177)	(725,919)
Teradyne, Inc.	(7,181)	(643,059)
Universal Display Corp.	(6,012)	(608,054)
Wolfspeed, Inc.*	(11,022)	(699,346)
		(7,473,904)
Software – (5.4)%
Asana, Inc., Class A*	(35,905)	(631,210)
Bill.com Holdings, Inc.*	(6,513)	(716,039)
Datadog, Inc., Class A*	(8,183)	(779,349)
Digital Turbine, Inc.*	(30,561)	(533,901)
DocuSign, Inc.*	(9,352)	(536,618)
Dynatrace, Inc.*	(19,205)	(757,445)
Elastic NV*	(12,191)	(824,965)
Fortinet, Inc.*	(12,525)	(708,665)
MicroStrategy, Inc., Class A*	(622)	(102,195)
nCino, Inc.*	(23,659)	(731,536)
Palantir Technologies, Inc., Class A*	(91,015)	(825,506)
Smartsheet, Inc., Class A*	(21,042)	(661,350)
Trade Desk, Inc. (The), Class A*	(15,698)	(657,589)
Unity Software, Inc.*	(19,372)	(713,277)
Varonis Systems, Inc.*	(22,545)	(661,019)
		(9,840,664)
Specialty Retail – (2.4)%
Bath & Body Works, Inc.	(18,370)	(494,520)
Carvana Co.*	(23,380)	(527,920)
Dick’s Sporting Goods, Inc.	(9,185)	(692,274)
Five Below, Inc.*	(6,012)	(681,941)
Floor & Decor Holdings, Inc., Class A*	(10,187)	(641,374)
RH*	(2,839)	(602,606)
Williams-Sonoma, Inc.	(6,346)	(704,089)
		(4,344,724)
Textiles, Apparel & Luxury Goods – (1.5)%
Capri Holdings Ltd.*	(16,867)	(691,716)
Crocs, Inc.*	(14,195)	(690,870)
PVH Corp.	(11,022)	(627,152)
Under Armour, Inc., Class A*	(74,315)	(619,044)
		(2,628,782)

Investments	Shares	Value ($)
Trading Companies & Distributors – (1.4)%
Air Lease Corp.	(20,207)	$(675,520)
SiteOne Landscape Supply, Inc.*	(5,678)	(674,944)
United Rentals, Inc.*	(2,672)	(649,055)
Univar Solutions, Inc.*	(24,549)	(610,534)
		(2,610,053)
Water Utilities – (0.8)%
American Water Works Co., Inc.	(4,843)	(720,493)
Essential Utilities, Inc.	(15,698)	(719,753)
		(1,440,246)
TOTAL COMMON STOCKS (PROCEEDS $(169,784,127))		(132,819,151)
EXCHANGE TRADED FUNDS – (0.4)%
SPDR S&P 500 ETF Trust (Proceeds $(848,492))	(2,050)	(773,362)
TOTAL SHORT POSITIONS (Proceeds $(170,632,619))		(133,592,513)
Total Investments – 4.0% (Cost $(26,582,836))		7,184,834
Other assets less liabilities – 96.0%		174,279,549
Net Assets – 100.0%		$181,464,383

*
Non-income producing security.

(a)
All or a portion of this security is segregated in connection with obligations for securities sold short with a total value of $24,194,046.

(b)
Amount represents less than one share.

(c)
Represents less than 0.05% of net assets.

As of June 30, 2022, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative contracts, if any) for federal income tax purposes was as follows:
Aggregate gross unrealized appreciation	$37,741,057
Aggregate gross unrealized depreciation	(10,676,626)
Net unrealized appreciation	$27,064,431
Federal income tax cost of investments (including derivative contracts, if any)	$(16,761,851)

See accompanying notes to the financial statements.

AGF Investments Trust
AGFiQ U.S. Market Neutral Anti-Beta Fund
Schedule of Investments
June 30, 2022
OTC Total return swap contracts outstanding as of June 30, 2022
Notional Amount	Termination Date(1)	Counterparty	Rate Paid (Received)(2)	Payment Frequency	Underlying Instrument(3)	Value and Unrealized Appreciation/ (Depreciation)(4) ($)	Cash Collateral (Received) Pledged ($)	Net Amount(5) ($)
USD 17,952,098	10/2/2023	Morgan Stanley	1.93%	Monthly	Dow Jones U.S. Low Beta Total Return Index(6)	(775,398)	775,398(7)	—
USD (16,441,752)	10/2/2023	Morgan Stanley	1.18%	Monthly	Dow Jones U.S. High Beta Total Return Index(8)	3,893,144	—	3,893,144
						3,117,746		3,893,144

(1)
Agreements may be terminated at will by either party without penalty. Payment is due at termination/maturity.

(2)
Reflects the floating financing rate, as of June 30, 2022, on the notional amount of the swap agreement paid to the counterparty or received from the counterparty, excluding any commissions. Payments may be made at the conclusion of the agreement or periodically during its term.

(3)
The 50 largest components of the referenced underlying Swap Index can be found at https://www.agf.com/us/resources

(4)
The Fund discloses amounts due to the Fund from the counterparty (unrealized appreciation on swap agreements) at year end as an asset on its Statement of Assets and Liabilities. Amounts due to the counterparty from the Fund (unrealized depreciation on swap agreements) are disclosed as a liability on its Statement of Assets and Liabilities. The Fund presents these amounts on a gross basis and does not offset or “net” these amounts on its Statement of Assets and Liabilities.

(5)
Represents the “uncollateralized” amount due from or (to) the counterparty at year end. These amounts could be due to timing differences between the movement of collateral in relation to market movements, or due to agreement provisions allowing minimum “thresholds” that would need to be exceeded prior to the movement of collateral. To the extent that a net amount is due from the counterparty, the Fund would be exposed to the counterparty by such amount and could suffer losses or delays in recovery of that amount in the event of a counterparty default.

(6)
The Dow Jones U.S. Low Beta Total Return Index (DJTLABT) is designed to measure the performance of 200 companies ranked as having the lowest beta. Beta is calculated using weekly returns for the previous 52 weeks. Dividends are reinvested.

(7)
Reflects all or a portion of the amount disclosed on the Statement of Assets and Liabilities as “Segregated cash balance with custodian for swap agreements.” Under U.S. GAAP, the amount disclosed under this caption may not exceed the amount of the liability being collateralized for the benefit of the counterparty.

(8)
The Dow Jones U.S. High Beta Total Return Index (DJTSABT) is designed to measure the performance of 200 companies ranked as having the highest beta. Beta is calculated using weekly returns for the previous 52 weeks. Dividends are reinvested.

Abbreviations
USD   US Dollar
See accompanying notes to the financial statements.

AGF Investments Trust
AGFiQ Global Infrastructure ETF
Schedule of Investments
June 30, 2022
Investments	Shares	Value ($)
COMMON STOCKS – 98.6%
Commercial Services & Supplies – 0.3%
Cleanaway Waste Management Ltd.	5,880	$10,235
Construction & Engineering – 3.5%
Quanta Services, Inc.	210	26,322
Vinci SA	1,252	112,480
		138,802
Diversified Telecommunication Services – 3.3%
Cellnex Telecom SA	663	25,828
China Tower Corp. Ltd., Class H	456,844	58,865
Cogent Communications Holdings, Inc.	180	10,937
Deutsche Telekom AG (Registered)	1,795	35,639
		131,269
Electric Utilities – 12.8%
Contact Energy Ltd.	2,886	13,109
Duke Energy Corp.	342	36,666
Edison International	723	45,723
Emera, Inc.	438	20,519
Endesa SA	948	17,889
Eversource Energy	881	74,418
FirstEnergy Corp.	1,002	38,467
Fortis, Inc.	285	13,473
Iberdrola SA	2,539	26,347
NextEra Energy, Inc.	553	42,835
OGE Energy Corp.	483	18,624
PG&E Corp.*	1,101	10,988
Pinnacle West Capital Corp.	279	20,400
Southern Co. (The)	636	45,353
SSE plc	1,956	38,670
Xcel Energy, Inc.	609	43,093
		506,574
Electrical Equipment – 0.3%
Stem, Inc.*	1,407	10,074
Equity Real Estate Investment Trusts (REITs) – 18.3%
American Tower Corp.	1,464	374,184
Crown Castle International Corp.	1,461	246,003
Iron Mountain, Inc.	612	29,798
SBA Communications Corp.	243	77,772
		727,757
Gas Utilities – 8.7%
APA Group	4,176	32,465
Atmos Energy Corp.	147	16,479
Beijing Enterprises Holdings Ltd.	4,500	16,026
Brookfield Infrastructure Corp., Class A	288	12,240
China Resources Gas Group Ltd.	5,200	24,464
Enagas SA	2,334	51,555
ENN Energy Holdings Ltd.	2,776	45,665
Italgas SpA	8,382	48,948
National Fuel Gas Co.	330	21,796
Snam SpA	14,739	77,359
		346,997
Independent Power and Renewable Electricity Producers – 3.5%
Capital Power Corp.	567	19,827
Investments	Shares	Value ($)
China Longyuan Power Group Corp. Ltd., Class H	6,000	$11,703
China Resources Power Holdings Co. Ltd.	8,000	16,568
Clearway Energy, Inc.	876	30,520
Engie Brasil Energia SA	912	7,197
Northland Power, Inc.	792	23,578
RWE AG	234	8,624
TransAlta Renewables, Inc.	1,611	20,588
		138,605
Interactive Media & Services – 1.7%
Alphabet, Inc., Class C*	30	65,624
Internet & Direct Marketing Retail – 0.6%
Amazon.com, Inc.*	240	25,490
IT Services – 0.4%
GDS Holdings Ltd., Class A*	3,675	15,542
Media – 0.7%
SES SA, ADR	3,297	28,975
Metals & Mining – 0.2%
Sims Ltd.	879	8,476
Multi-Utilities – 11.4%
Algonquin Power & Utilities Corp.	3,021	40,602
ATCO Ltd., Class I	714	24,462
Canadian Utilities Ltd., Class A	417	12,437
CenterPoint Energy, Inc.	540	15,973
Consolidated Edison, Inc.	852	81,025
E.ON SE	1,536	12,887
National Grid plc	9,224	118,208
REN – Redes Energeticas Nacionais SGPS SA	5,475	16,507
Sempra Energy	681	102,334
WEC Energy Group, Inc.	270	27,173
		451,608
Oil, Gas & Consumable Fuels – 21.7%
Cheniere Energy, Inc.	378	50,285
Enbridge, Inc.	8,295	350,308
Kinder Morgan, Inc.	7,709	129,203
Neste OYJ	406	17,990
ONEOK, Inc.	1,695	94,072
Pembina Pipeline Corp.	1,344	47,508
TC Energy Corp.	2,019	104,589
Williams Cos., Inc. (The)	2,178	67,975
		861,930
Road & Rail – 1.8%
Aurizon Holdings Ltd.	14,721	38,685
Norfolk Southern Corp.	30	6,819
Union Pacific Corp.	118	25,167
		70,671
Software – 0.8%
Microsoft Corp.	126	32,361
Transportation Infrastructure – 6.2%
Aeroports de Paris*	262	33,378
Atlas Arteria Ltd.	6,960	38,690

See accompanying notes to the financial statements.

AGF Investments Trust
AGFiQ Global Infrastructure ETF
Schedule of Investments
June 30, 2022
Investments	Shares	Value ($)
China Merchants Port Holdings Co. Ltd.	11,088	$19,017
COSCO SHIPPING Ports Ltd.	38,340	27,082
Grupo Aeroportuario del Pacifico SAB de CV, ADR	113	15,772
Hutchison Port Holdings Trust	89,592	21,080
Shenzhen Expressway Corp. Ltd., Class H*	14,000	14,548
Transurban Group	6,063	60,211
Westshore Terminals Investment Corp.	702	17,424
		247,202
Water Utilities – 2.4%
American Water Works Co., Inc.	633	94,171
TOTAL COMMON STOCKS (COST $3,865,047)		3,912,363
MASTER LIMITED PARTNERSHIPS – 0.5%
Oil, Gas & Consumable Fuels – 0.5%
Energy Transfer LP (Cost $19,868)	2,014	20,100
EXCHANGE TRADED FUNDS – 0.2%
SPDR S&P Global Infrastructure ETF (Cost $7,423)	155	8,283
Total Investments – 99.3% (Cost $3,892,338)		3,940,746
Other assets less liabilities – 0.7%		28,019
Net Assets – 100.0%		$3,968,765

*
Non-income producing security.

Abbreviations
ADR	American Depositary Receipt
ETF	Exchange Traded Fund
OYJ	Public Limited Company
SPDR	Standard & Poor’s Depositary Receipt
As of June 30, 2022, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments (including derivative contracts, if any) for federal income tax purposes was as follows:
Aggregate gross unrealized appreciation	$194,989
Aggregate gross unrealized depreciation	(146,045)
Net unrealized appreciation	$48,944
Federal income tax cost of investments (including derivative contracts, if any)	$3,891,802
AGFiQ Global Infrastructure ETF invested, as a percentage of net assets, in the following countries as of June 30, 2022:
Australia	4.5%
Brazil	0.2%
Canada	17.8%
China	6.3%
Finland	0.5%
France	3.7%
Germany	1.4%
Hong Kong	0.5%
Italy	3.2%
Luxembourg	0.7%
Mexico	0.4%
New Zealand	0.3%
Portugal	0.4%
Spain	3.1%
United Kingdom	4.0%
United States	52.3%
Other(1)	0.7%
100.0%

(1)
Includes cash and net other assets (liabilities).

See accompanying notes to the financial statements.

AGF Investments Trust
Statements of Assets and Liabilities
June 30, 2022
	AGFiQ U.S. Market Neutral Anti-Beta Fund	AGFiQ Global Infrastructure ETF
ASSETS:
Investments in securities, at value(1)	$140,777,347	$3,940,746
Cash	3,830,920	71,906
Segregated cash balance with custodian for swap agreements (Note 2)	1,714,237	—
Segregated cash balance with broker for securities sold short (Note 2)	152,008,787	—
Foreign cash(2)	—	887
Unrealized appreciation on swap agreements	3,893,144	—
Receivables:	—	—
Securities sold	10,447,603	—
Dividends and interest	309,419	14,575
Receivable for capital shares issued	14,065,186	—
Investment adviser (Note 4)	—	18,377
Foreign tax reclaims	—	1,409
Prepaid expenses	4,059	5,319
Total Assets	327,050,702	4,053,219
LIABILITIES:
Securities sold short, at value(3)	$133,592,513	$—
Unrealized depreciation on swap agreements	775,398	—
Payables:
Securities purchased	10,972,563	—
Income distributions	—	30,445
Investment management fees	11,375	—
Trustees fees	22,408	679
Dividends on securities sold short	105,151	—
Accrued expenses and other liabilities	106,911	53,330
Total Liabilities	145,586,319	84,454
Net Assets	$181,464,383	$3,968,765
NET ASSETS CONSIST OF:
Paid-in capital	243,802,939	3,973,885
Distributable earnings (loss)	(62,338,556)	(5,120)
Net Assets	$181,464,383	$3,968,765
The Funds have an unlimited number of shares authorized with no par value. Net asset value is calculated by dividing the net assets by the number of outstanding shares.
Shares Outstanding	8,350,000	150,001
Net Asset Value	$21.73	$26.46
(1) Investments in securities, at cost	$144,049,783	$3,892,338
(2) Cost of foreign cash	$—	$887
(3) Securities sold short, proceeds	$170,632,619	$—
See accompanying notes to the financial statements.

AGF Investments Trust
Statements of Operations
For the Year Ended June 30, 2022
	AGFiQ U.S. Market Neutral Anti-Beta Fund	AGFiQ Global Infrastructure ETF
INVESTMENT INCOME:
Dividend income	$1,846,486	$153,788
Foreign withholding tax on dividends	(165)	(11,278)
Total Investment Income	1,846,321	142,510
EXPENSES:
Dividends on securities sold short	1,205,719	—
Stock loan fees on securities sold short	88,048	—
Investment management fees (Note 4)	533,061	20,364
Professional fees	245,257	84,325
Custody fees	13,509	7,222
Index fees	12,983	5,480
Chief Compliance Officer fees	63,369	6,343
Treasurer fees	29,676	5,014
Listing fees	7,311	9,748
Accounting fees	30,000	30,000
Trustees fees	87,780	3,390
Administration fees (Note 5)	76,400	76,400
Other fees	46,528	11,369
Total Expenses before Adjustments	2,439,641	259,655
Less: waivers and/or reimbursements by Adviser (Note 4)	(612,540)	(239,292)
Total Expenses after Adjustments	1,827,101	20,363
Net Investment Income (Loss)	19,220	122,147
NET REALIZED GAIN (LOSS) FROM:
Transactions in Investment securities	809,039	43,488
Foreign currency transactions	—	(4,310)
In-kind redemptions of investments	1,912,496	219,059
Securities sold short	(10,939,094)	—
Expiration or closing of swap agreements	1,302,369	—
Net Realized Gain (Loss)	(6,915,190)	258,237
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) FROM:
Investments in securities	(10,833,414)	(278,888)
Securities sold short	45,039,406	—
Swap agreements	1,483,696	—
Translation of assets and liabilities denominated in foreign currencies	—	(264)
Net Change in Unrealized Appreciation (Depreciation)	35,689,688	(279,152)
Net Realized and Unrealized Gain (Loss)	28,774,498	(20,915)
Net Increase (Decrease) in Net Assets Resulting from Operations	$28,793,718	$101,232
See accompanying notes to the financial statements.

AGF Investments Trust
Statements of Changes in Net Assets
	AGFiQ U.S. Market Neutral Anti-Beta Fund		AGFiQ Global Infrastructure ETF
	Year Ended June 30, 2022	Year Ended June 30, 2021	Year Ended June 30, 2022	Year Ended June 30, 2021
OPERATIONS:
Net investment income (loss)	$19,220	$(1,694,284)	$122,147	$102,390
Net realized gain (loss)	(6,915,190)	(49,688,938)	258,237	(89,477)
Net change in unrealized appreciation (depreciation)	35,689,688	(11,390,190)	(279,152)	482,648
Net Increase (Decrease) in Net Assets Resulting from Operations	28,793,718	(62,773,412)	101,232	495,561
DISTRIBUTIONS (Note 2):
Distributable earnings	—	—	(129,114)	(72,810)
Total Distributions	—	—	(129,114)	(72,810)
CAPITAL TRANSACTIONS:(1)
Proceeds from shares issued	145,726,474	112,000,987	1,350,959	1,283,158
Cost of shares redeemed	(91,876,927)	(143,161,140)	(1,382,461)	—
Net Increase (Decrease) from Capital Transactions	53,849,547	(31,160,153)	(31,502)	1,283,158
Total Increase (Decrease) in Net Assets	82,643,265	(93,933,565)	(59,384)	1,705,909
NET ASSETS:
Beginning of year	$98,821,118	$192,754,683	$4,028,149	$2,322,240
End of Year	$181,464,383	$98,821,118	$3,968,765	$4,028,149
SHARE TRANSACTIONS:
Beginning of year	5,850,000	7,950,000	150,001	100,001
Shares issued	550,000	100,000	—	—
Shares issued in-kind	6,900,000	5,100,000	50,000	50,000
Shares redeemed	(3,850,000)	(150,000)	—	—
Shares redeemed in-kind	(1,100,000)	(7,150,000)	(50,000)	—
Shares Outstanding, End of Year	8,350,000	5,850,000	150,001	150,001

(1)
Capital transactions may include transaction fees associated with Creation and Redemption transactions which occurred during the period. See Note 7 to the Financial Statements.

See accompanying notes to the financial statements.

AGF Investments Trust
Financial Highlights for a share outstanding throughout the periods indicated
	PER SHARE OPERATING PERFORMANCE
	Investment Operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)(1)		Net realized and unrealized gain (loss)	Total investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Transaction fees(9)	Net asset value, end of period
AGFiQ U.S. Market Neutral Anti-Beta Fund
Year ended June 30, 2022	$16.89	$	—(8)	$4.82	$4.82	$—	$—	$—	$—	$0.02	$21.73
Year ended June 30, 2021	24.25		(0.22)	(7.16)	(7.38)	—	—	—	—	0.02	16.89
Year ended June 30, 2020	21.83		0.06	2.52	2.58	(0.20)	—	—	(0.20)	0.04	24.25
Year ended June 30, 2019	20.05		0.31	1.52	1.83(13)	(0.09)	—	—	(0.09)	0.04	21.83
Year ended June 30, 2018	20.00		0.18	(0.13)	0.05	—	—	—	—	—	20.05
AGFiQ Global Infrastructure ETF
Year ended June 30, 2022	26.85		0.75	(0.37)	0.38	(0.77)	—	—	(0.77)	—	26.46
Year ended June 30, 2021	23.22		0.93	3.34	4.27	(0.64)	—	—	(0.64)	—	26.85
Year ended June 30, 2020	25.75		0.71	(2.55)	(1.84)	(0.69)	—(8)	—	(0.69)	—	23.22
For the period 05/23/19* – 06/30/19	25.00		0.14	0.61	0.75	—	—	—	—	—	25.75

*
Commencement of investment operations.

(1)
Net investment income (loss) per share is based on average shares outstanding.

(2)
Annualized for periods less than one year.

(3)
Not annualized for periods less than one year.

(4)
Had certain expenses not been waived/reimbursed during the periods, if applicable, total returns would have been lower.

(5)
Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at net asset value.

(6)
Market value total return is calculated assuming an initial investment made at market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at market value. The market value is determined by the mid point of the bid/ask spread at 4:00 p.m. from the NYSE Arca, Inc. Exchange. Market value returns may vary from net asset value returns.

(7)
In-kind transactions are not included in portfolio turnover calculations.

(8)
Per share amount is less than $0.01.

(9)
Includes transaction fees associated with the issuance and redemption of Creation Units.

(10)
This ratio reflects the exclusion of large, non-recurring dividends (special dividends) recognized by the Funds during each period. If a special dividend was received during a period, this ratio will be lower than the net investment income (loss) per share ratio presented for the same period herein.

(11)
This ratio reflects the exclusion of large, non-recurring dividends (special dividends)recognized by the Funds during the period. If a special dividend was received during a period, this ratio will be lower than the net investment income (loss) of average net assets ratio presented for the same period herein.

(12)
The Fund indirectly bears its proportionate share of fees and expenses incurred by the Underlying Fund in which the Fund is invested. This ratio does not include these indirect fees and expenses.

(13)
Due to certain Financial Highlight presentation reclassifications, these amounts may differ from what was presented in previous shareholder reports.

See accompanying notes to the financial statements.

RATIOS/SUPPLEMENTAL DATA
Ratios to Average Net Assets of(2)							Total Return(3)(4)
Expenses, after waivers and/or reimbursements and before securities sold short	Expenses, after waivers and/or reimbursements and securities sold short	Expenses, before waivers and/or reimbursements and after securities sold short	Net investment income (loss)	Net investment income (loss), before waivers	Net investment income (loss) net of reimbursements excluding special dividends(10)	Net investment income (loss) per share excluding special dividends(11)	Net asset value(5)	Market value(6)	Portfolio turnover rate (excluding short sales)(3)(7)	Portfolio turnover rate (including short sales)(3)(7)	Ending net assets (thousands)

0.45%	1.54%	2.06%	0.02%	(0.50)%	0.02%	$0.00	28.66%	28.93%	145%	321%	$181,464
0.45	2.53	3.01	(1.09)	(1.57)	(1.09)	(0.22)	(30.35)	(30.45)	35	225	98,821
0.45	2.19	2.57	0.25	(0.13)	0.25	0.06	12.07	11.99	144	483	192,755
0.50	2.16	2.94	1.45	0.67	1.42	0.30	9.30	9.66	116	341	65,492
0.75	1.06	3.39	0.93	(1.41)	0.93	0.18	0.25	0.20	166	347	9,023

0.45(12)	0.45(12)	5.74(12)	2.70	(2.59)	2.70	$0.75	1.35	1.31	56	56	3,969
0.45(12)	0.45(12)	9.01(12)	3.73	(4.83)	3.73	0.93	18.72	18.10	44	44	4,028
0.45(12)	0.45(12)	6.81(12)	2.82	(3.54)	2.82	0.71	(7.32)	(6.76)	32	32	2,322
0.45(12)	0.45(12)	16.91(12)	5.28	(11.19)	5.28	0.14	3.00	3.00	—	—	2,575
See accompanying notes to the financial statements.

AGF Investments Trust
Notes to Financial Statements
June 30, 2022
1. Organization
AGF Investments Trust (the “Trust”), a Delaware statutory trust, was formed on November 19, 2009. The Trust consists of 4 funds, 2 of which are presented herein, AGFiQ U.S. Market Neutral Anti-Beta Fund, and AGFiQ Global Infrastructure ETF, (each, a “Fund”; collectively, the “Funds”). The remaining 2 funds are presented in a separate report. AGF Investments LLC (the “Adviser”) is the investment adviser to each Fund. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).
The AGFiQ Hedged Dividend Income Fund ceased trading on the NYSE Arca, Inc. (“NYSE Arca”) and was closed for purchases by investors as of the close of regular trading on NYSE Arca on June 13, 2022. The final liquidating distribution was paid to shareholders on June 28, 2022 to complete the liquidation of the Fund.
The investment objective of the AGFiQ U.S. Market Neutral Anti-Beta Fund is to provide a consistent negative beta exposure to the U.S equity market. The Fund will invest primarily in long positions in low beta U.S equities and short positions in high beta U.S equities on a dollar neutral basis, within sectors. The AGFiQ Global Infrastructure ETF seeks to achieve its investment objective by investing, under normal circumstances, in securities of infrastructure-related companies located throughout the world, including the U.S. and infrastructure-related investments. Each Fund is classified as a “diversified” Fund within the meaning of the 1940 Act. There can be no assurance that the Funds will achieve their respective investment objectives.
2. Significant Accounting Policies
The following is a summary of the significant accounting policies followed by the Funds in preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the Funds ultimately realize upon sale of the securities.
Investment Valuation
The NAV of each Fund’s shares is calculated each business day as of the close of regular trading on the New York Stock Exchange (“NYSE”), generally 4:00 p.m., Eastern Time. NAV per share is computed by dividing a Fund’s net assets (i.e. total assets, less liabilities) by the number of shares it has outstanding.
The value of each Fund’s securities held long and securities held short is based on such securities’ closing price on local markets when available. Such valuations would typically be categorized as Level 1 in the fair value hierarchy described below. If a security’s market price is not readily available, or if the value of a security the Funds hold has been materially affected by events occurring before the Funds’ pricing time but after the close of the primary markets or exchanges on which the security is traded, the security will be fair valued by Pricing Procedures the Funds’ Valuation Committee adheres to in accordance with the Trust’s procedures which were approved by the Board of Trustees (the “Trustees”).
Each Fund may use fair value pricing in a variety of circumstances, including but not limited to, situations when the value of a Fund’s security has been materially affected by events occurring after the close of the market on which such security is principally traded (such as a corporate action or other news that may materially affect the price of such security) or trading in such security has been suspended or halted. Such valuations would typically be categorized as Level 2 or Level 3 in the fair value hierarchy described below. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of such security. Securities of non-exchange traded and exchange traded investment companies are valued at their NAV and market value, respectively.

AGF Investments Trust
Notes to Financial Statements (continued)
June 30, 2022
Generally, the AGFiQ U.S. Market Neutral Anti-Beta Fund prices its swap agreements daily using industry standard models that may incorporate quotations from market makers or pricing vendors (unless the underlying reference security is closed or the official closing time of the underlying index occurs prior to the close of the NYSE due to time zone differences, in which case the quotations will be adjusted, to the extent practicable and available, based on inputs from an independent pricing source approved by the Trustees) and records the change in value, if any, as unrealized gain or loss. Such valuations would typically be categorized as Level 2 in the fair value hierarchy described below. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.
For equity securities, the Trust has retained an independent statistical fair value pricing service to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time at which Fund shares are priced. If a security is valued at a “fair value,” that value may be different from the last quoted market price for the security. As a result, it is possible that fair value prices will be used by the Funds. Securities using these valuation adjustments are categorized as Level 2 in the fair value hierarchy.
The Funds disclose the fair value of their investments in a hierarchy that distinguishes between: (1) market participant assumptions developed based on market data obtained from sources independent of the Funds (observable inputs) and (2) the Funds’ own assumptions about market participant assumptions developed based on the best information available under the circumstances (unobservable inputs). The three levels defined by the hierarchy are as follows:
•
Level 1 — Quoted prices in active markets for identical assets.

•
Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

•
Level 3 — Significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the valuations as of June 30, 2022 for each Fund based upon the three levels defined above:
	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
AGFiQ U.S. Market Neutral Anti-Beta Fund
Investments
Assets
Common Stocks*	$140,777,347	$—	$—	$140,777,347
Liabilities
Common Stocks*	$(132,819,151)	$—	$—	$(132,819,151)
Exchange Traded Funds	(773,362)	—	—	(773,362)
Total Investments	$7,184,834	$—	$—	$7,184,834
Other Financial Instruments
Assets
Swap Agreements**	$—	$3,893,144	$—	$3,893,144
Liabilities
Swap Agreements**	$—	$(775,398)	$—	$(775,398)
Total Other Financial Instruments	$—	$3,117,746	$—	$3,117,746

AGF Investments Trust
Notes to Financial Statements (continued)
June 30, 2022
	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
AGFiQ Global Infrastructure ETF
Investments
Common Stocks
Commercial Services & Supplies	$—	$10,235	$—	$10,235
Construction & Engineering	26,322	112,480	—	138,802
Diversified Telecommunication Services	10,937	120,332	—	131,269
Electric Utilities	410,559	96,015	—	506,574
Gas Utilities	50,515	296,482	—	346,997
Independent Power and Renewable Electricity Producers	101,710	36,895	—	138,605
IT Services	—	15,542	—	15,542
Media	—	28,975	—	28,975
Metals & Mining	—	8,476	—	8,476
Multi-Utilities	304,006	147,602	—	451,608
Oil, Gas & Consumable Fuels	843,940	17,990	—	861,930
Road & Rail	31,986	38,685	—	70,671
Transportation Infrastructure	33,196	214,006	—	247,202
Other*	955,477	—	—	955,477
Exchange Traded Funds	8,283	—	—	8,283
Master Limited Partnerships	20,100	—	—	20,100
Total Investments	$2,797,031	$1,143,715	$—	$3,940,746

*
See Schedules of Investments for segregation by industry type.

**
The tables above are based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives. The uncertainties surrounding the valuation inputs for a derivative are likely to be more significant to a Fund’s NAV than the uncertainties surrounding inputs for a non-derivative security with the same market value.

In December 2020, the SEC adopted Rule 2a-5 under the Investment Company Act of 1940, as amended (“Rule 2a-5”), which is intended to address valuation practices and the role of a fund’s board with respect to the fair value of the investments of a registered investment company or business development company. Rule 2a-5, among other things, establishes an updated regulatory framework for registered investment company valuation practices. The Funds will not be required to comply with Rule 2a-5 until September 2022. Management has evaluated the requirements of Rule 2a-5 and does not anticipate any material changes for the Funds.
Real Estate Investment Trusts (“REITs”)
Each Fund may invest in REITs. Equity REITs invest primarily in real property while mortgage REITs make construction, development and long term mortgage loans. Their value may be affected by changes in the value of the underlying property of the REIT, the creditworthiness of the issuer, property taxes, interest rates, and tax and regulatory requirements, such as those relating to the environment.
REITs are dependent upon management skill, are not diversified and are subject to heavy cash flow dependency, default by borrowers, self-liquidation and the possibility of failing to qualify for tax free income status under the Internal Revenue Code of 1986 and failing to be exempt from registration as a registered investment company under the 1940 Act.
Distributions from REIT investments may be comprised of return of capital, capital gains and income. The actual character of amounts received during the year is not known until after the REIT’s fiscal year end. The Funds record the character of distributions received from REITs during the year based on estimates available. The characterization

AGF Investments Trust
Notes to Financial Statements (continued)
June 30, 2022
of distributions received by the Funds may be subsequently revised based on information received from the REITs after their tax reporting periods have concluded.
Foreign Currency Translation
The books and records of the AGFiQ Global Infrastructure ETF are maintained in U.S. dollars. The Fund’s assets and liabilities in foreign currencies are translated into U.S. dollars at the prevailing exchange rate at the valuation date. Transactions denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The Fund’s income earned and expense incurred in foreign denominated currencies are translated into U.S. dollars at the prevailing exchange rate on the date of such activity.
The AGFiQ Global Infrastructure ETF does not isolate that portion of the results of operations arising from changes in the foreign exchange rates on investments and derivatives from the fluctuations that result from changes in the market prices of investments and derivatives held or sold during the period. Accordingly, such foreign currency gains (losses) are included in the reported net realized gain (loss) on investments in securities and derivatives and net change in unrealized appreciation (depreciation) on investment securities and derivatives on the Statement of Operations.
Net realized gains (losses) on foreign currency transactions reported on the Statement of Operations arise from sales of foreign currency, realized currency gains or losses, including foreign exchange contracts, between the trade and settlement dates on securities transactions and the difference in the amounts of dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net changes in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies reported on the Statement of Operations arise from changes (due to the changes in the exchange rate) in the value of foreign currency and assets and liabilities (other than investments) denominated in foreign currencies, which are held at period end.
Short Sales
The AGFiQ U.S Market Neutral Anti-Beta Fund enters into short sales. A short sale is a transaction in which a Fund sells a security it does not own. To complete such a transaction, a Fund must borrow the security to make delivery to the buyer. A Fund is then obligated to replace the security borrowed by borrowing the same security from another lender, purchasing it at the market price at the time of replacement or paying the lender an amount equal to the cost of purchasing the security. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, a Fund is required to repay the lender any dividends it receives, or interest which accrues, during the period of the loan. To borrow the security, a Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. A Fund also will incur transaction costs in effecting short sales.
A Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund closes out the short sale. A Fund will realize a gain if the price of the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends or interest a Fund may be required to pay, if any, in connection with a short sale. Short sales may be subject to unlimited losses as the price of a security can rise infinitely.
Whenever a Fund engages in short sales, it earmarks or segregates liquid securities or cash in an amount that, when combined with the amount of collateral deposited with the broker in connection with the short sale (other than the proceeds of the short sale), equals the current market value of the security sold short. The earmarked or segregated assets are marked-to-market daily and cannot be sold or liquidated unless replaced with liquid assets of equal value.
Swap Agreements
The AGFiQ U.S Market Neutral Anti-Beta Fund may enter into swap agreements. The Fund currently enters into equity or equity index swap agreements for purposes of attempting to gain exposure to an index or group of securities without actually purchasing those securities. Although some swap agreements may be exchange-traded, others are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than

AGF Investments Trust
Notes to Financial Statements (continued)
June 30, 2022
one year. Most, if not all, swap agreements entered into by the Fund will be two-party contracts. In connection with the Fund’s positions in a swaps contract, the Fund will segregate liquid assets or will otherwise cover its position in accordance with applicable SEC requirements. In such a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index or group of securities. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.
A Fund may enter into swap agreements to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. The counterparty to any swap agreement will typically be a bank, investment banking firm or broker/dealer. On a long swap, the counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks, plus the dividends that would have been received on those stocks.
A Fund agrees to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to a Fund on any swap agreement will generally be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount. As a trading technique, the Adviser may substitute physical securities with a swap agreement having risk characteristics substantially similar to the underlying securities.
Swap agreements typically are settled on a net basis, which means that the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of a swap agreement or periodically during its term. Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to swap agreements is limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to a swap agreement defaults, a Fund’s risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive. The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each equity swap will be accrued on a daily basis and an amount of cash or liquid assets, having an aggregate value at least equal to such accrued excess, will be earmarked or segregated by a Fund’s custodian; this cash and liquid assets cannot be sold unless replaced with cash or liquid assets of equal value. Inasmuch as these transactions are entered into for hedging purposes or are offset by earmarked or segregated cash or liquid assets, as permitted by applicable law, these transactions will not be construed to constitute senior securities within the meaning of the 1940 Act, and will not be subject to a Fund’s borrowing restrictions.
The swap market has grown substantially in recent periods with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the OTC market. The Adviser, under the oversight of the Trustees, is responsible for determining and monitoring the liquidity of the Funds’ transactions in swap agreements.
In the normal course of business, a Fund enters into International Swaps and Derivatives Association (“ISDA”) agreements with certain counterparties for derivative transactions. These agreements contain among other conditions, events of default and termination events, and various covenants and representations. Certain of the Funds’ ISDA agreements contain provisions that require the Funds to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Funds’ NAV over specific periods of time, which may or may not be exclusive of redemptions. If the Funds were to trigger such provisions and have open derivative positions at that time, counterparties to the ISDA agreements could elect to terminate such ISDA agreements and request immediate payment in an amount equal to the net liability positions, if any, under the relevant ISDA agreement. Pursuant to the terms of its ISDA agreements, the Funds will have already collateralized its liability under such agreements, in some cases only in excess of certain threshold amounts.

AGF Investments Trust
Notes to Financial Statements (continued)
June 30, 2022
The following represents the average monthly outstanding swap contracts for the year ended June 30, 2022:
Fund	Average Contract Long	Average Contract Short
AGFiQ U.S. Market Neutral Anti-Beta Fund	$13,928,613	$(12,862,499)
The following table indicates the location of derivative-related items on the Statements of Assets and Liabilities as well as the effect of derivative instruments on the Statements of Operations for the year ended June 30, 2022:
Fair Value of Derivative Instruments as of June 30, 2022
Fund	Derivatives not accounted for as hedging instruments under ASC 815	Location	Assets Value	Liabilities Value
	Swap agreements	Statements of Assets and Liabilities
AGFiQ U.S. Market Neutral Anti-Beta Fund			$3,893,144	$775,398
The Effect of Derivative Instruments on the Statements of Operations as of June 30, 2022
Fund	Derivatives not accounted for as hedging instruments under ASC 815	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation) on Derivatives
	Swap agreements
AGFiQ U.S. Market Neutral Anti-Beta Fund		$1,302,369	$1,483,696
Expenses
Expenses of the Trust, which are directly identifiable to a specific fund are applied to that fund. Expenses which are not identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense.
Taxes and Distributions
Each of the Funds intends to qualify (or continue to qualify) as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute substantially all of its net investment income and net capital gains to shareholders. Accordingly, no provision for federal income taxes is required in the financial statements.
As of June 30, 2022 (the Funds’ tax year end), management of the Funds has reviewed the open tax years and major jurisdictions and concluded that there is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months. On an ongoing basis, management will monitor the tax positions taken to determine if adjustment to conclusions are necessary based on factors including but not limited to further implementation on guidance expected from FASB and ongoing analysis of tax law, regulation, and interpretations thereof.
Distributions to shareholders from net investment income, if any, are distributed annually. Dividends may be declared and paid more frequently to comply with the distribution requirements of the Internal Revenue Code. Net capital gains are distributed at least annually.
The tax character of distributions paid may differ from the character of distributions shown on the Financial Highlights due to short-term capital gains being treated as ordinary income for tax purposes.

AGF Investments Trust
Notes to Financial Statements (continued)
June 30, 2022
The tax character of the distributions paid for the tax years ended June 30, 2022 and 2021 were as follows:
	Year Ended June 30, 2022			Year Ended June 30, 2021
Fund	Distributions Paid from Ordinary Income	Distributions Paid from Net Long Term Capital Gains	Total Distributions	Distributions Paid from Ordinary Income	Distributions Paid from Net Long Term Capital Gains	Total Distributions
AGFiQ U.S. Market Neutral Anti-Beta Fund	$—	$—	$—	$—	$—	$—
AGFiQ Global Infrastructure ETF	129,114	—	129,114	72,810	—	72,810
As of June 30, 2022, the components of accumulated earnings (deficit) on a tax basis were as follows:
Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*
AGFiQ U.S. Market Neutral Anti-Beta Fund	$—	$—	$89,402,987	$(27,064,431)
AGFiQ Global Infrastructure ETF	590	—	(54,434)	48,724

*
The differences between the book and tax basis unrealized appreciation (depreciation) is attributable to tax deferral of losses on wash sales, loss deferrals on unsettled short sales, non-taxable special dividends, mark to market of Passive Foreign Investment Companies (PFICs) and investments in partnerships.

Permanent differences, primarily due to gain (loss) on in-kind redemptions, foreign currency gains/(losses), swaps, dividend expense for securities sold short, non-taxable special dividends, mark to market of PFICs, net operating loss, investments in partnerships, and distributions from investments in real estate investment trusts as of June 30, 2022, among the Funds’ components of net assets are as follows:
Fund	Accumulated undistributed net investment income (loss)	Accumulated net realized gain (loss) on investments	Paid in Capital
AGFiQ U.S. Market Neutral Anti-Beta Fund	$596,731	$(1,638,769)	$1,042,038
AGFiQ Global Infrastructure ETF	(22,226)	(199,985)	222,211
As of June 30, 2022, the Funds had capital loss carryforwards (“CLCFs”) available to offset future realized gains, if any, to the extent provided for by regulations and to thereby reduce the amount of future capital gain distributions. Under current tax law, CLCFs retain their character as either short-term or long-term capital losses, and are not subject to expiration. For the tax year ended June 30, 2022, the following Funds had available capital loss carryforwards to offset future net capital gains and utilized capital loss carryforwards to offset net capital gains:
Fund	Capital Loss Carryforwards	Utilized Capital Loss Carryforwards
AGFiQ U.S. Market Neutral Anti-Beta Fund	$81,761,429	$984,469
AGFiQ Global Infrastructure ETF	35,687	70,732
Under current tax rules, Regulated Investment Companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of June 30, 2022, the following Funds will elect to treat the following late-year ordinary losses and post-October capital losses as arising on July 1, 2022:
Fund	Ordinary Late Year Loss Deferrals	Post-October Capital Losses	Total
AGFiQ U.S. Market Neutral Anti-Beta Fund	$—	$7,641,558	$7,641,558
AGFiQ Global Infrastructure ETF	—	18,747	18,747
3. Investment Transactions and Related Income
Throughout the reporting period, investment transactions are accounted for one business day following the trade date. For financial reporting purposes, investment transactions are accounted for on trade date on the last business day of the reporting period. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premiums and accretion of discounts. Dividend income, net of any applicable foreign withholding

AGF Investments Trust
Notes to Financial Statements (continued)
June 30, 2022
taxes, is recorded on the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the asset received. Large, non-recurring dividends recognized by the Funds are presented separately on the Statements of Operations as “Special Dividends” and the impact of these dividends is presented in the Financial Highlights. Gains or losses realized on sales of securities are determined using the specific identification method by comparing the identified cost of the security lot sold with the net sales proceeds.
4. Investment Management Fees
Pursuant to the Advisory Agreement (“Advisory Agreement”), the Adviser manages the investment and reinvestment of the Funds’ assets and administers the affairs of the Funds under the oversight of the Board. Pursuant to the Advisory Agreement, AGFiQ U.S. Market Neutral Anti-Beta Fund, and AGFiQ Global Infrastructure ETF, each pay the Adviser a management fee for its services payable on a monthly basis at the annual rate of 0.45% of the Fund’s average daily net assets.
The Adviser has contractually agreed to waive the fees and reimburse expenses of each Fund until at least November 1, 2024, so that the total annual operating expenses (excluding interest, taxes, brokerage commissions and other expenses that are capitalized in accordance with generally accepted accounting principles, dividend, interest and brokerage expenses for short positions, acquired fund fees and expenses (“AFFE”), and extraordinary expenses) (“Operating Expenses”) are limited to 0.45% of average daily net assets for each of the AGFiQ U.S. Market Neutral Anti-Beta Fund, and AGFiQ Global Infrastructure ETF, (collectively, the “Expense Caps”). In addition, the Adviser has contractually agreed to reduce its management fees to the extent of any acquired fund fees and expenses incurred by the Fund that are attributable to the management fee paid to the Adviser (or an affiliated person of the Adviser) by an underlying fund in which the Fund invests. AFFE are expenses incurred indirectly by the Fund through its ownership of share in other investment companies. Because AFFE are not direct expenses of the Fund, they are not reflected separately on the Funds’ financial statements. This undertaking can only be changed with the approval of the Board of Trustees of the Funds.
For the year ended June 30, 2022, management fee waivers and expense reimbursements were as follows:
Fund	Management Fees Waived	Expense Reimbursements
AGFiQ U.S. Market Neutral Anti-Beta Fund	$533,061	$79,479
AGFiQ Global Infrastructure ETF	20,364	218,928
Each Fund has agreed that it will repay the Adviser for fees and expenses forgone or reimbursed for the Fund pursuant to the contractual expense limitation described above. Such repayment would increase a Fund’s expenses and would appear on the Statements of Operations as “Repayment of prior expenses waived and/or reimbursed by the Adviser.” However, repayment would only occur up to the point of each Fund’s expense cap.
Any such repayment must be made within three years from the date the expense was borne by the Adviser. Any such repayment made under any prior expense cap cannot cause the Fund’s Operating Expenses to exceed the lower of 0.45% of average daily net assets for the, AGFiQ U.S. Market Neutral Anti-Beta Fund, and AGFiQ Global Infrastructure ETF, or the annual rate of daily net assets for the Fund under the terms of a prior expense cap. For the year ended June 30, 2022, none of the Funds repaid expenses to the Adviser.
As of June 30, 2022, the amounts eligible for repayment and the associated period of expiration are as follows:
	Expires June 30,			Total Eligible for Recoupment
Fund	2023	2024	2025
AGFiQ U.S. Market Neutral Anti-Beta Fund	$484,176	$750,711	$612,540	$1,847,427
AGFiQ Global Infrastructure ETF	159,123	234,788	239,292	633,203
5. Administration, Accounting, Custodian and Transfer Agent Fees
JPMorgan Chase Bank, N.A. (“JPMorgan”) acts as administrator (the “Administrator”), fund accounting agent, transfer agent and custodian to the Funds. The Administrator provides the Funds with all required general administrative services, including, without limitation, office space, equipment, and personnel; clerical and general back office services;

AGF Investments Trust
Notes to Financial Statements (continued)
June 30, 2022
bookkeeping, internal accounting, and secretarial services; the determination of NAVs; and the preparation and filing of all reports, registration statements, proxy statements, and all other materials required to be filed or furnished by the Funds under federal and state securities laws. The Administrator pays all fees and expenses that are directly related to the services provided by the Administrator to the Funds; each Fund reimburses the Administrator for all fees and expenses incurred by the Administrator which are not directly related to the services the Administrator provides to the Funds under the service agreement. Each Fund pays the Administrator for all fees and expenses incurred by the Administrator which are not directly related to the services the Administrator provides to the Funds under the service agreement. Each Fund may also reimburse the Administrator for such out-of-pocket expenses as incurred by the Administrator in the performance of its duties. As custodian, JPMorgan holds cash, securities and other assets of the Funds as required by the 1940 Act. As compensation for the services, the Custodian is entitled to fees and reasonable out-of-pocket expenses.
6. Distribution and Fund Officers
Foreside Fund Services, LLC serves as the Funds’ distributor (the “Distributor”). The Trust has adopted a distribution and service plan (“Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, each Fund is authorized to pay distribution fees to the Distributor and other firms that provide distribution and shareholder services (“Service Providers”). If a Service Provider provides such services, the Funds may pay fees at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 under the 1940 Act.
No distribution or service fees are currently paid by the Funds and there are no current plans to impose these fees. In the event Rule 12b-1 fees were charged, over time they would increase the cost of an investment in the Funds and may cost you more than other types of sales charges.
Foreside Fund Officer Services, LLC (“FFOS”), an affiliate of the Distributor, provides a Chief Compliance Officer as well as certain additional compliance support functions to the Funds. Foreside Management Services, LLC (“FMS”), an affiliate of the Distributor, provides a Principal Financial Officer and Treasurer to the Funds. Neither FFOS nor FMS have a role in determining the investment policies of the Trust or Funds, or which securities are to be purchased or sold by the Trust or a Fund.
7. Issuance and Redemption of Fund Shares
The Funds are exchange-traded funds or ETFs. Individual Fund shares may only be purchased and sold on a national securities exchange through a broker-dealer and investors may pay a commission to such broker-dealers in connection with their purchase or sale. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). Information regarding how often the shares of the Funds traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Funds for the most recently completed five fiscal years and the most recently completed calendar quarters can be found at www.agf.com/us. This information represents past performance and cannot be used to predict future results.
The Funds will only issue or redeem shares aggregated into blocks of 50,000 shares or multiples thereof (“Creation Units”) to Authorized Participants who have entered into agreements with the Funds’ Distributor. An Authorized Participant is either (1) a “Participating Party,” (i.e., a broker-dealer or other participant in the clearing process of the Continuous Net Settlement System of the NSCC) (“Clearing Process”), or (2) a participant of DTC (“DTC Participant”), and, in each case, must have executed an agreement (“Participation Agreement”) with the distributor with respect to creations and redemptions of Creation Units. The Funds will issue or redeem Creation Units in return for a basket of assets that the Funds specify each day.
Shares are listed on the NYSE Arca, Inc.TM and are publicly traded. If you buy or sell Fund shares on the secondary market, you will pay or receive the market price, which may be higher or lower than NAV. Your transaction will be priced at NAV if you purchase or redeem Fund shares in Creation Units.
Authorized Participants purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to the Funds’ Administrator to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Additionally, a portion of the transaction

AGF Investments Trust
Notes to Financial Statements (continued)
June 30, 2022
fee is used to offset transactional costs typically accrued in the Funds’ custody expenses directly related to the issuance and redemption of Creation Units. An additional variable fee may be charged for certain transactions. Such fees would be included in the receivable for capital shares issued on the Statements of Assets and Liabilities. Transaction fees assessed during the period, which are included in the proceeds or cost from shares issued or redeemed on the Statements of Changes in Net Assets, were as follows:
Fund	Year Ended June 30, 2022
AGFiQ U.S. Market Neutral Anti-Beta Fund	$109,247
8. Investment Transactions
For the year ended June 30, 2022, the cost of securities purchased and proceeds from sales of securities, excluding short-term securities, derivatives and in-kind transactions, were as follows:
	Purchases		Sales
Fund	Long	Short Covers	Long	Short
AGFiQ U.S. Market Neutral Anti-Beta Fund	$144,389,465	$176,220,349	$170,470,327	$259,537,367
AGFiQ Global Infrastructure ETF	2,571,104	—	2,511,427	—
9. In-Kind Transactions
During the period presented in this report, certain Funds delivered securities of the Funds in exchange for the redemption of shares (redemption-in-kind). Cash and securities were transferred for redemptions at fair value. For financial reporting purposes, the Funds recorded net realized gains and losses in connection with each transaction.
For the year ended June 30, 2022, the value of the securities transferred for redemptions, and the net realized gains recorded in connection with the transactions were as follows:
Fund	Value	Realized Gain
AGFiQ U.S. Market Neutral Anti-Beta Fund	$17,188,853	$1,912,496
AGFiQ Global Infrastructure ETF	1,355,293	219,059
During the period, certain Funds of the Trust received cash and securities in exchange for subscriptions of shares (subscriptions-in-kind). For the year ended June 30, 2022, the value of the securities received for subscriptions were as follows:
Fund	Value
AGFiQ U.S. Market Neutral Anti-Beta Fund	$106,205,581
AGFiQ Global Infrastructure ETF	1,241,282
10. Principal Investment Risks
Some principal risks apply to all Funds, while others are specific to the investment strategy of certain Funds. Each Fund may be subject to other principal risks in addition to these identified principal risks. This section discusses certain principal risks encountered by the Funds. A more complete description of the principal risks to which each Fund is subject is included in the Funds’ prospectus.
Market Risk:   The market value of the Funds’ investments may increase or decrease sharply and unpredictably in response to the real or perceived prospects of individual companies, particular sectors or industries, governments and/or general economic conditions throughout the world. The value of an investment may decline because of general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, adverse changes to credit markets or adverse investor sentiment generally. War and occupation, terrorism and related geopolitical risks, natural disasters, and public health emergencies, including an epidemic or pandemic may lead to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally. During a general downturn in the securities or other markets, multiple asset classes may decline in value and adversely affect the NAV, regardless of the individual results of the securities and other investments in which the Funds invest.

AGF Investments Trust
Notes to Financial Statements (continued)
June 30, 2022
These market events may continue for prolonged periods, particularly if they are unprecedented, unforeseen or widespread events or conditions. As a result, the value of the Funds’ shares may fall, sometimes sharply and for extended periods, causing investors to lose money.
Although the precise impact of the recent COVID-19 outbreak remains unknown, it has introduced uncertainty and volatility in global markets and economies. This impact may be for a short-term or extend for a longer term and may adversely affect the performance of a Fund.
Single Factor Risk:   A Fund may invest in securities based on a single factor and seeks to track the performance of a securities index that generally is not representative of the market as a whole. A Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in a Fund is not a complete investment program. There is no guarantee that a stock that exhibited characteristics of a single factor in the past will exhibit that characteristic in the future.
Anti-Beta Risk:   Anti-beta investing entails investing in securities that are less volatile and shorting securities that are more volatile relative to a market index based on historical market index data. There is a risk that the present and future volatility of a security, relative to the market index, will not be the same as it has historically been and thus that the Fund will not be invested in the less volatile securities in the universe. In addition, the Fund may be more volatile than the universe since it will have short exposure to the most volatile stocks in the universe. Volatile stocks are subject to sharp swings in price.
Authorized Participants Concentration Risk:   Only a member or participant of a clearing agency registered with the Securities and Exchange Commission, which has a written agreement with a Fund or one of its service providers that allows such member or participant to place orders for the purchase and redemption of Creation Units (an “Authorized Participant”) may purchase and redeem Shares directly from the Fund. Each Fund has a limited number Authorized Participants. To the extent the Authorized Participants cannot or are otherwise unwilling to engage in creation and redemption transactions with a Fund, shares of the Fund may trade like closed-end fund shares at a significant discount to net asset value (“NAV”) and may face trading halts and/or delisting from the Exchange. Risk may be heightened for a fund that invests in securities or instruments that have lower trading volumes.
Cash Transactions Risk:   A Fund may effect creations and redemptions partly or wholly for cash, rather than through in-kind distributions of securities. Accordingly, a Fund may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds and it may subsequently recognize gains on such sales that a Fund might not have recognized if it were to distribute portfolio securities in-kind. As a result, an investment in a Fund may be less tax-efficient than an investment in an ETF that primarily or wholly effects redemptions in-kind. Moreover, cash transactions may have to be carried out over several days if the securities markets are relatively illiquid at the time a Fund must sell securities and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher than if a Fund sold and redeemed its shares principally in-kind, will be passed on to Authorized Participants in the form of creation and redemption transaction fees. As a result of these factors, the spreads between the bid and the offered prices of each Fund’s shares may be wider than those of shares of ETFs that primarily or wholly transact in-kind.
Derivatives Risk:   A Fund’s use of derivatives, such as futures contracts and swap agreements, among other instruments — may involve risks different from, or greater than, the risks associated with investing in more traditional investments, such as stocks and bonds. Derivatives can be highly complex and may perform in unanticipated ways. Derivatives may be highly volatile, and a Fund could lose more than the amount it invests. Derivatives may be difficult to value and highly illiquid, and a Fund may not be able to close out or sell a derivative position at a particular time or at anticipated price. A Fund’s use of derivatives may increase the amount and affect the timing and character of taxable distributions payable to shareholders. Also, suitable derivative transactions may not be available in all circumstances. There can be no assurance that a Fund will engage in derivative transactions to reduce exposure to other risks when that would be beneficial. Derivatives may be subject to counterparty risk. Counterparty risk is the risk that a loss may be sustained by a Fund as a result of the insolvency or bankruptcy of the other party to the transaction or the failure of the other party to make required payments or otherwise comply with the terms of the transaction. The Funds do not specifically limit its counterparty risk with respect to any single counterparty.

AGF Investments Trust
Notes to Financial Statements (continued)
June 30, 2022
Emerging Markets Risk:   The Funds may invest in issuers located in or economically tied to emerging market economies (including frontier market economies). The value of mutual Funds that invest in emerging markets may fluctuate more than those that invest in developed markets. In emerging market countries, securities markets may be less liquid, less diverse and may provide less transparency, making it more difficult to buy and sell securities.
Equity Investing Risk:   Equity investments are subject to risks such as market fluctuations, changes in interest rates and perceived trends in stock prices. The values of equity securities could decline generally or could underperform other investments. Different types of equity securities tend to go through cycles of outperformance and underperformance in comparison to the general securities markets. In addition, securities may decline in value due to factors affecting a specific issuer, market or securities markets generally. Recent unprecedented turbulence in financial markets, reduced liquidity in credit and fixed income markets, or rising interest rates may negatively affect many issuers worldwide, which may have an adverse effect on the Funds. Terrorism and related geo-political risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and the markets generally.
Flash Crash Risk:   An exchange or market may close or issue trading halts on specific securities. In such circumstances, a Fund may be unable to accurately price its investments and/or may incur substantial trading losses. Sharp price declines in securities owned by the Fund may trigger trading halts, which may result in the Fund’s shares trading in the market at an increasingly large discount to NAV during part (or all) of one or more trading days. In such market conditions, market or stop-loss orders to sell the ETF shares may be executed at market prices that are significantly below NAV.
Foreign Currency Risk:   Securities and other instruments in which the Funds invest may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of a Fund’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk,” means that a strong U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.
Foreign Securities Risk:   Foreign investments involve additional risks because financial markets outside of the United States may be less liquid and companies may be less regulated and have lower standards of accounting and financial reporting. There may not be an established stock market or legal system that adequately protects the rights of investors. Foreign investments can also be affected by social, political, or economic instability. Investment in foreign securities involves higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign governments may impose investment restrictions. In general, securities issued by companies in more developed markets, such as the United States, Canada and Western Europe, have a lower foreign market risk. Securities issued in emerging or developing markets, such as Southeast Asia or Latin America, tend to have a higher foreign market risk than securities issued in developed markets.
Infrastructure Investment Risk:   Securities and instruments of infrastructure-related companies are subject to a variety of factors that may adversely affect their business or operations, including costs associated with compliance with and changes in environmental, governmental and other regulations, rising interest costs in connection with capital construction and improvement programs, government budgetary constraints and funding that impact publicly funded projects, the effects of 50 general economic conditions throughout the world, surplus capacity and depletion concerns, service interruptions, increased competition from other providers of services, uncertainties regarding the availability of fuel at reasonable prices, the effects of energy conservation policies, unfavorable tax laws or accounting policies and high leverage. Infrastructure companies will also be affected by technological innovations that may render existing plants, equipment or products obsolete and natural or man-made disasters. Additionally, infrastructure related entities may be subject to regulation by various governmental authorities and may also be affected by governmental regulation of rates charged to customers, service interruption and/or legal challenges due to environmental, operational or other mishaps and the imposition of special tariffs and changes in tax laws, regulatory policies and accounting

AGF Investments Trust
Notes to Financial Statements (continued)
June 30, 2022
standards. There is also the risk that corruption may negatively affect publicly-funded infrastructure projects, resulting in delays and cost overruns. Companies operating in the infrastructure industry also face operating risks, including the risk of fire, explosions, leaks, mining and drilling accidents or other catastrophic events. In addition, natural risks, such as earthquakes, floods, lightning, hurricanes, tsunamis and wind, are inherent risks in infrastructure company operations.
Leverage Risk:   The use of short selling and swap agreements allows a Fund to obtain investment exposures greater than their NAV by a significant amount, i.e. use leverage. Use of leverage involves special risks and can result in losses that exceed the amount originally invested. Use of leverage tends to magnify increases or decreases in a Fund’s returns and may lead to a more volatile share price.
Market Neutral Style Risk:   During a “bull” market, when most equity securities and long-only equity ETFs are increasing in value, a Fund’s short positions will likely cause a Fund to underperform the overall U.S. equity market and such ETFs. In addition, because the U.S. Market Neutral Anti-Beta Fund employs a dollar-neutral strategy to achieve market neutrality, the beta of a Fund (i.e., the relative volatility of a Fund as compared to the market) will vary over time and may not be equal to zero.
Master Limited Partnership Risk:   Master Limited Partnerships (“MLPs”) are commonly taxed as partnerships and publicly traded on national securities exchanges. Investments in common units of MLPs involve risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters that affect the MLP. MLPs are commonly treated as partnerships that are “qualified publicly traded partnerships” for federal income tax purposes, which commonly pertain to the use of natural resources. Changes in U.S. tax laws could revoke the pass-through attributes that provide the tax efficiencies that make MLPs attractive investment structures.
Premium/Discount Risk:   Fund shares may trade at prices that are above or below their NAV per share. The market prices of Fund shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of, and demand for, Fund shares.
REIT Risk:   Through its investments in REITs, a Fund will be subject to the risks of investing in the real estate market, including decreases in property values and revenues and increases in interest rates.
Secondary Market Trading Risk:   Investors buying or selling Fund shares in the secondary market may pay brokerage commissions or other charges, which may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Fund shares. Although the Fund’s shares are listed on the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Fund shares on the Exchange may be halted.
Short Sale Risk:   Short sales are transactions in which a Fund sells a stock it does not own. To complete the transaction, a Fund must borrow the stock to make delivery to the buyer. A Fund is then obligated to replace the stock borrowed by purchasing the stock at the market price at the time of replacement. The price at such time may be higher or lower than the price at which the stock was sold by a Fund. If the underlying stock goes up in price during the period during which the short position is outstanding, a Fund will realize a loss on the transaction. Any loss will be increased by the amount of compensation, interest or dividends and transaction costs a Fund must pay to a lender of the security.
Portfolio Management Risk:   The investment strategies, practices and risk analysis used by the Adviser may not produce the desired results. In addition, the Fund may not achieve its investment objective, including during a period in which the Adviser takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances. There is also the inherent risk in the portfolio manager’s ability to anticipate changing market conditions that can adversely affect the value of the Fund’s holdings.
11. Guarantees and Indemnifications
In the normal course of business, a Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. Additionally, under the Funds’ organizational documents, the officers and Trustees are indemnified against certain liabilities arising out of the performance of their

AGF Investments Trust
Notes to Financial Statements (continued)
June 30, 2022
duties to the Funds. The Funds’ maximum exposure under these arrangements is unknown, as it involves possible future claims that may or may not be made against the Funds. Based on experience, the Adviser is of the view that the risk of loss to the Funds in connection with the Funds’ indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Funds.
12. Recent Accounting Pronouncements
In October 2020, the SEC adopted new regulations governing the use of derivatives by registered investment companies. Rule 18f-4 will impose limits on the amount of derivatives a fund could enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, and in addition to these and other requirements, require funds to maintain a derivatives risk management program and appoint a derivatives risk manager. While the new rule became effective February 19, 2021, funds will not be required to fully comply with the new rule until August 19, 2022.
13. Subsequent Events
Management has evaluated subsequent events and transactions for potential recognition or disclosure through the date the financial statements were issued and has determined that there are no material events that would require recognition or disclosure in the Funds’ financial statements.

AGF Investments Trust
Report of Independent Registered Public Accounting Firm
June 30, 2022
To the Board of Trustees of AGF Investments Trust and the Shareholders of the AGFiQ U.S. Market Neutral Anti-Beta Fund, and AGFiQ Global Infrastructure ETF
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of AGFiQ U.S. Market Neutral Anti-Beta Fund, and AGFiQ Global Infrastructure ETF (the “Funds”) as of June 30, 2022, the related statements of operations for the year ended June 30, 2022, the statements of changes in net assets for each of the two years in the period ended June 30, 2022, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of June 30, 2022, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period ended June 30, 2022 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2022 by correspondence with the custodian, and brokers. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
August 26, 2022
We have served as the auditor of one or more investment companies in AGF Investments Trust since 2012.

AGF Investments Trust
Expense Example (Unaudited)
June 30, 2022
As a shareholder, you incur two types of costs: (1) transaction costs for, such as brokerage commissions, purchasing and selling shares and (2) ongoing costs, including management fees, other operational and investment related expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.
Actual Expenses
The actual expense examples are based on an investment of $1,000 invested at the beginning of a six month period and held through the period ended June 30, 2022
The first line in the following tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The hypothetical expense examples are based on an investment of $1,000 invested at the beginning of a six month period and held through the period ended June 30, 2022.
The second line in the following tables provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as brokerage commissions on the purchases and sales of Fund shares. Therefore, the second line for each Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 01/01/22	Ending Account Value 06/30/22	Expenses Paid During the Period*	Annualized Expense Ratio During Period
AGFiQ U.S. Market Neutral Anti-Beta Fund
Actual	$1,000.00	$1,227.00	$7.01	1.27%
Hypothetical	$1,000.00	$1,018.50	$6.36	1.27%
AGFiQ Global Infrastructure ETF(a)
Actual	$1,000.00	$947.00	$2.17	0.45%
Hypothetical	$1,000.00	$1,022.56	$2.26	0.45%

*
Expenses are equal to the average account value over the period multiplied by the Fund’s annualized expense ratio, multiplied by 181 days in the most recent fiscal half-year divided by 365 days in the fiscal year (to reflect the one half year period)

(a)
The annualized expense ratio does not reflect the indirect expenses of the underlying Fund in which it invests.

AGF Investments Trust
Board Consideration of the Investment Advisory Agreement
At a meeting held on February 18, 2022, the Board of Trustees (“Board”) of AGF Investments Trust (“Trust”), including the Trustees who are not “interested persons” of the Trust or AGF Investments LLC (“AGFUS” or the “Adviser”) (including its affiliates) (such Trustees, the “Independent Trustees”), approved the renewal of the Investment Advisory Agreement (the “Agreement”) between AGFUS and the Trust, on behalf of the AGFiQ U.S. Market Neutral Anti-Beta Fund (BTAL) and AGFiQ Global Infrastructure ETF (“GLIF”) (collectively, the “ETFs”).
In evaluating the Agreement, the Board, including the Independent Trustees, reviewed materials furnished by the Adviser and met with senior representatives of the Adviser. The Board also considered materials that they had received at past meetings, including routine quarterly meetings, relating to the nature, extent and quality of the Adviser’s services, including information concerning each ETF’s advisory fee, net expense ratio, and performance. Generally, the Board considered the following factors in connection with its renewal of the Agreement: (1) the nature, extent, and quality of the services provided by the Adviser; (2) the investment performance of each ETF; (3) the costs of the services provided; (4) the extent to which economies of scale might be realized as each ETF grows; (5) whether fee levels reflect such potential economies of scale, if any, for the benefit of investors; and (6) any other benefits derived by the Adviser from its relationship with the ETFs.
Nature, Extent and Quality of Services; Investment Performance
With respect to the nature, extent and quality of the services provided, the Board considered the portfolio management and other personnel who provide investment-related services to the ETFs at the Adviser, including pursuant to a participating affiliate arrangement, the compliance function of the Adviser, and the financial condition of the Adviser. In this regard, the Board evaluated the integrity of the Adviser’s personnel, the experience of the portfolio management team, including in managing long-short and market neutral strategies, and the management of each ETF in accordance with its investment objective and policies. The Board considered the demonstrated ability of the portfolio managers to manage BTAL to closely track its target index.
With respect to the performance of BTAL, the Board considered BTAL’s performance since inception and for the last quarter, one-year, three-year and five-year periods. In this regard, among other things, the Board considered BTAL’s total returns compared to the total returns of its target index, as well as one or more funds identified by the Adviser as comparable (“Comparator Funds”). With respect to BTAL’s performance relative to the Comparator Funds, the Board considered that the Comparator Funds do not employ comparable investment strategies inasmuch as the Comparator Funds do not pursue market neutral strategies, but rather long-short strategies. Further, the Board noted that the Comparator Funds do not pursue single-”factor” strategies (i.e., momentum, value and low beta), but rather generally pursue multi-factor strategies (i.e., a combination of value, momentum, etc.). The Board considered the Adviser’s explanation of why such differences adversely impacted the performance of BTAL over all periods reviewed. The Board also considered the recent allocation of resources by the Adviser to researching and developing an active strategy for BTAL that is designed to allow the Adviser to mitigate the adverse impact of certain market movements on its performance, which active strategy had been recently implemented. Finally, with respect to the absolute performance of BTAL, the Board acknowledged the Adviser’s explanation that, since BTAL’s inception in 2011, the market had generally moved upward and, as a result, market neutral strategies had generally underperformed. In determining to renew the Agreement, the Board observed that BTAL closely tracked its target index, particularly before fees and expenses.
The Board noted management’s representation that BTAL provides investors with unique investment solutions that are designed to appeal to asset allocators for inclusion in model portfolios, notwithstanding its absolute performance, due to its investment strategy and predictable performance.
With respect to the performance of GLIF, the Board reviewed GLIF’s performance since inception and for the last three-month and one-year periods. The Board considered GLIF’s total returns compared to the total returns of its benchmark index, its Morningstar peer category and of its Comparator Funds. The Board observed that, based on the comparisons provided, GLIF’s performance was ahead of both its benchmark index and peers over the one-year period and had underperformed against its benchmark index and peers over the three-month and since inception periods.

AGF Investments Trust
Board Consideration of the Investment Advisory Agreement
Fund Expenses; Cost of Services; Economies of Scale; Related Benefits
The Board reviewed information comparing each ETF’s contractual management fee rate, as a percentage of average net assets, to the Comparator Funds. The Board also reviewed information comparing each ETF’s net expense ratio to the net expense ratios of the Comparator Funds, taking into account, as applicable, dividend and interest expenses on short sales, expense waivers and reimbursements. The Board noted that the Adviser did not provide advisory services to any other U.S.-domiciled fund or account pursuing an investment objective substantially similar to BTAL. The Board noted, however, that an Adviser affiliate does provide advisory services to a Canadian-domiciled ETF, which is substantially similar to BTAL. Based on the information described, the Board concluded that each ETF’s advisory fee and net expense ratio were reasonable.
The Board also considered the profitability to the Adviser using alternative expense allocation methodologies and, in this context, evaluated the services that the Adviser provides to each ETF for potential economies of scale. In this regard, the Board noted that, since the ETFs’ inception, only BTAL has gathered significant assets, and the Adviser has generally subsidized the expense of each ETF’s operations by reimbursing expenses and waiving fees. Based on this and other information, the Board determined that economies of scale were not a material factor to be considered in connection with the renewal of the Agreement, regardless of the expense allocation methodology applied.
The Board evaluated the ancillary (or fall-out) benefits being received by the Adviser as a result of its relationship with the ETFs. In particular, the Board considered the Adviser’s accrual of soft dollars in connection with trading transactions for the ETFs. Based on the information considered, the Board did not deem such benefits to be material to their consideration of the renewal of the Agreement.
Based on their review of the facts and circumstances related to the Agreement, the Board concluded that each ETF could benefit from the Adviser’s continued management. Thus, the Board determined that the renewal of the Agreement with respect to each ETF was appropriate and in the best interest of each ETF. In their deliberations, the Board did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to different factors. After reviewing a memorandum from Trustee counsel discussing the legal standards applicable to the Board’s consideration of the Agreement, and after the Independent Trustees met privately with such counsel, the Board determined, in the exercise of its reasonable business judgment, that the advisory arrangement, as outlined in the Agreement, was fair and reasonable in light of the services performed, expenses incurred and such other matters as the Board considered relevant.

AGF Investments Trust
Additional Information (Unaudited)
Proxy Voting Information
A description of AGF Investments Trust’s proxy voting policies and procedures is attached to the Funds’ Statement of Additional Information, which is available without charge by visiting the Funds’ website at www.agf.com/us or the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov or by calling collect 1-617-292-9801.
In addition, a description of how each Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling collect 1-617-292-9801 or on the SEC’s website at www.sec.gov.
Quarterly Portfolio Holdings Information
AGF Investments Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year to date on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at www.sec.gov. You may also review and obtain copies of the Funds’ Forms N-PORT, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov. In addition, the Funds’ full portfolio holdings are updated daily and available on the AGFiQ Funds’ website at www.agf.com/us.
This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.
Federal Tax Information
Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the percentages of ordinary dividends paid during the tax year ended June 30, 2022 are designated as “qualified dividend income” (QDI), as defined in the Act, subject to reduced tax rates in 2022. The Funds also qualify for the dividends received deduction (DRD) for corporate shareholders. Complete information will be reported in conjunction with your 2022 Form 1099-DIV.
As of June 30, 2022, the Fund federal tax information was as follows:
Fund	QDI	DRD
AGFiQ Global Infrastructure ETF	97.51%	38.65%

AGF Investments Trust
Trustees and Officers of the Trust (Unaudited)
Trustees
Name, Address*, Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees
Peter A. Ambrosini Year of Birth: 1943	Trustee	Indefinite/ Since 2011	Independent Consultant, Independent Directors of GMO Trust (2013 − Present); Independent Consultant, GMO Funds, (2011 to present); Principal, Dover Consulting LLC (2008 to 2015).	4	None
Joseph A. Franco Year of Birth: 1957	Trustee	Indefinite/ Since 2011	Professor of Law, Suffolk University Law School (1996 to present).	4	None
Richard S. Robie III Year of Birth: 1960	Trustee	Indefinite/ Since 2011	Chief Operating Officer, Eagle Capital Management (July 2017 to present); Consultant, Advent International (August 2010 to present).	4	None
Interested Trustee**
William H. DeRoche Year of Birth: 1962	Trustee; President	Indefinite/ Since 2020 Since 2012	Chief Investment Officer, Adviser (April 2010 to present); Chief Compliance Officer, Adviser (June 2012 to March 2017).	4	None

*
Each Independent Trustee may be contacted by writing to the counsel for the Independent Trustees of AGF Investments Trust, c/o Stacy L. Fuller, Esq., K&L Gates LLP, 1601 K Street, NW,Washington, D.C., 20006-1600.

**
Mr. DeRoche is an “interested person,” as defined by the 1940 Act, because of his employment with AGF Investments LLC, adviser to the AGFiQ ETFs.

The Funds’ Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling (617) 292-9801 (collect).

AGF Investments Trust
Trustees and Officers of the Trust (Unaudited)
Officers
Name, Address, Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Joshua Hunter 211 Congress Street, 10th Floor, Suite 1010 Boston, MA 02110 Year of Birth: 1981	Principal Financial Officer and Treasurer	Indefinite/ Since 2015	Fund Principal Financial Officer, Foreside Management Services LLC (July 2015 to present).
Kenneth Kalina 3 Canal Plaza, Suite 100 Portland, ME 04101 Year of Birth: 1959	Chief Compliance Officer	Indefinite/ Since 2017	Fund Chief Compliance Officer, Foreside Fund Officer Services, LLC (June 2017 to present); Chief Compliance Officer, Henderson Global Funds (December 2005 to June 2017).
Kevin McCreadie 66 Wellington Street West 31st Floor Toronto, Ontario Canada M5K 1E9 Year of Birth: 1960	Vice President	Indefinite/ Since 2017	Director and Chief Investment Officer of AGF Investments America Inc, and Executive Vice President and Chief Investment Officer of AGF Management Limited (June 2014 to present); Senior Officer and/or Director of certain subsidiaries of AGF Management Limited (June 2014 to present); Managing Executive – Institutional Asset Management, PNC Financial Services Group Inc.’s (“PNC”) Asset Management Group (December 2008 to May 2014); President and Chief Investment Officer, PNC Capital Advisors, LLC, a division of PNC and President, PNC Funds Co. and President, PNC Alternative Investment Funds Co. (March 2007 to May 2014).
Damion Hendrickson 53 State Street, Suite 1308 Boston, MA 02109 Year of Birth: 1972	Vice President	Indefinite/ Since 2020	Managing Director/Head of U.S. Business of AGF Investments (March 2020 to present); Managing Director/Head of Sales U.S. and Latin America of HSBC Global Asset Management (December 2011 to February 2020)

*
Mr. Hunter and Mr. Kalina serve as officers to other unaffiliated mutual funds or closed-end funds for which the Distributor (or its affiliates) acts as distributor (or provider of other services).

AGF Investments Trust
53 State Street, Suite 1308
Boston, MA 02109
www.agf.com/us
Distributor:
Foreside Fund Services, LLC
3 Canal Plaza, Suite 100
Portland, ME 04101

(b)	Include a copy of each notice transmitted to stockholders in reliance on Rule 30e-3 under the Act (17 CFR 270.30e-3) that contains disclosures specified by paragraph (c)(3) of that rule.

Not applicable.

Item 2. Code of Ethics.

As of the end of the period, June 30, 2022, the Registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR that applies to its principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”). During the period covered by this report, no substantive amendments were made to the Code of Ethics. During the period covered by this report, there have been no waivers granted under the Code of Ethics.

Item 3. Audit Committee Financial Expert.

The Board has determined that it does not include an audit committee financial expert, notwithstanding certain Trustees’ past experience overseeing the implementation of accounting controls and principles, due to the continuous modernization of accounting and tax requirements and the increasingly important role played by technology in the conduct of audits.

Item 4. Principal Accountant Fees and Services.

Aggregate fees for professional services rendered for AGF Investments Trust by PricewaterhouseCoopers LLP (“PwC”) for the fiscal years ended June 30, 2021 and June 30, 2022 were:

	2021	2022
Audit Fees (a)	$57,609	$47,248
Audit Related Fees (b)	0
Tax Fees (c)	$28,827	$20,782
All Other Fees (d)	0
Total:	$86,436	$68,030

(a)	Audit Fees: These fees relate to professional services rendered by PwC for the audit of the Registrant’s annual financial statement or services normally provided by the independent registered public accounting firm in connection with statutory and regulatory filing or engagements. These services include the audits of the financial statements of the Registrant and issuance of consents.

(b)	Audit Related Fees: These fees relate to assurance and related services by PwC related to audit services in connection with the June 30, 2021 and June 30, 2022 annual financial statement.

(c)	Tax Fees: These fees relate to professional services rendered by PwC for tax compliance, tax advice and tax planning.

(d)	All Other Fees: These fees relate to products and services provided by PwC other than those reported under “Audit Fees,” “Audit-Related Fees,” and “Tax Fees” above.

(e)(1)	Per Rule 2-01(c)(7)(A) and the charter of the Registrant’s Audit Committee, the Audit Committee approves and recommends the principal accountant for the Registrant, pre-approves (i) the principal accountant’s provision of all audit and permissible non-audit services to the Registrant (including the fees and other compensation to be paid to the principal accountant), and (ii) the principal accountant’s provision of any permissible non-audit services to the Registrant’s investment adviser (the “Adviser”), sub-adviser or any entity controlling, controlled by, or under common control with any investment adviser or sub-adviser, if the engagement relates directly to the operations of the financial reporting of the Trust.

(e)(2)	0% of services described in each of Items 4(b) through (d) were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	If greater than 50%, disclose the percentage of hours expended on the principal accountant’s engagement to audit the Registrant’s financial statements for the most recent fiscal year that were attributable to work performed by persons other than the principal accountant’s full-time, permanent employees: Not Applicable.

(g)	Disclose the aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the fiscal year ended June 30, 2021 and June 30, 2022: $28,827 and $20,782, respectively.

(h)	The Registrant’s Audit Committee has considered that the provision of non-audit services that were rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i)	A registrant identified by the Commission pursuant to Section 104(i)(2)(A) of the Sarbanes-Oxley Act of 2002 (15 U.S.C. 7214(i)(2)(A)), as having retained, for the preparation of the audit report on its financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board has determined it is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction must electronically submit to the Commission on a supplemental 6 basis documentation that establishes that the registrant is not owned or controlled by a governmental entity in the foreign jurisdiction. The registrant must submit this documentation on or before the due date for this form. A registrant that is owned or controlled by a foreign governmental entity is not required to submit such documentation.

(j)	A registrant that is a foreign issuer, as defined in 17 CFR 240.3b-4, identified by the Commission pursuant to Section 104(i)(2)(A) of the Sarbanes-Oxley Act of 2002 (15 U.S.C. 7214(i)(2)(A)), as having retained, for the preparation of the audit report on its financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board has determined it is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction, for each year in which the registrant is so identified, must disclose:

(1)	That, for the immediately preceding annual financial statement period, a registered public accounting firm that the PCAOB was unable to inspect or investigate completely, because of a position taken by an authority in the foreign jurisdiction, issued an audit report for the registrant;

(2)	The percentage of shares of the registrant owned by governmental entities in the foreign jurisdiction in which the registrant is incorporated or otherwise organized;

(3)	Whether governmental entities in the applicable foreign jurisdiction with respect to that registered public accounting firm have a controlling financial interest with respect to the registrant;

(4)	The name of each official of the Chinese Communist Party who is a member of the board of directors of the registrant or the operating entity with respect to the registrant; and

(5)	Whether the articles of incorporation of the registrant (or equivalent organizing document) contains any charter of the Chinese Communist Party, including the text of any such charter.

Not Applicable.

Item 5. Audit Committee of Listed Registrants.

(a)	The Registrant is an issuer as defined in Section 10A-3 of the Securities Exchange Act of 1934 and has a separately-designated standing Audit Committee in accordance with Section 3(a)(58)(A) of such Act. All of the Board’s independent Trustees, Peter A. Ambrosini, Joseph A. Franco and Richard S. Robie III, are members of the Audit Committee.

(b)	Not Applicable.

Item 6. Investments

(a)	Schedule I – Investments in Securities of Unaffiliated Issuers

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b)	Securities Divested of in accordance with Section 13(c) of the Investment Company Act of 1940.

The Registrant made no divestments of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

The Registrant did not have in place procedures by which shareholders may recommend nominees to the Registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the Registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a - 3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 13. Exhibits.

(a)	File the exhibits listed below as part of this Form.

(1)	Code of Ethics – Filed herewith.

(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(b)	Certification required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AGF Investments Trust

By:	/s/ William H. DeRoche
William H. DeRoche
President and Principal Executive Officer
September 2, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William H. DeRoche
William H. DeRoche
President and Principal Executive Officer
September 2, 2022

By:	/s/ Joshua Hunter
Joshua Hunter
Principal Financial Officer and Treasurer
September 2, 2022